UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:
Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – October 31, 2009

Item 1: Reports to Shareholders

Vanguard Selected Value Fund
Annual Report

October 31, 2009

> Vanguard Selected Value Fund returned more than 22% for the 12 months ended October 31, 2009, significantly outperforming its comparative standards.

> Financial and consumer discretionary stocks—two of the fund’s largest sectors—contributed the most to its success.

> Over the past ten years, the fund’s average annual return of about 8% was ahead of the comparable return of the Russell Midcap Value Index and the average result for peer funds.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	11
Fund Profile	12
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Selected Value Fund			VASVX	22.77%
Russell Midcap Value Index				14.52
Mid-Cap Value Funds Average[1]				18.37

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$12.48	$14.78	$0.417	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Selected Value Fund returned 22.77% for the 12 months ended October 31, 2009—its third-best fiscal year ever. This is especially welcome coming on the heels of last year’s performance, the fund’s (and the markets’) worst showing since its inception in 1996. The fund handily outperformed the 14.52% return of its benchmark—the Russell Midcap Value Index—and the 18.37% average return of peer funds for the period.

Much of the fund’s success can be attributed to the stock-selection skills of its advisors—Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc.—especially in financial and consumer discretionary stocks. These two sizable sectors benefited as investors became more confident about credit markets and the economy.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year that appear later in this report.

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits

2

and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism increased demand for corporate bonds, raising their prices and bringing down their yields.

Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Favorable stock selection boosted performance
Every stock sector in the fund advanced for the year, in many cases overcoming first-half losses on the way to significant double-digit gains. The advisors’ stock selection was rewarding in most sectors, especially two of the largest—financials and consumer discretionary. These two sectors were responsible for more than half of the fund’s 12-month return.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Mid-Cap
		Value Funds
	Fund	Average
Selected Value Fund	0.45%	1.41%

1 The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund's net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund's expense ratio was 0.52%.

The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

For some time, the advisors have maintained relatively light exposure to the financial sector. This positioning helped the fund sidestep some of the damage to this sector over much of the last two years. And when financial stocks began to recover, the fund managed to be in the right place at the right time: Its relatively limited selection of financial services stocks returned about 20%, while the index’s financial sector declined. For example, the share price of consumer-finance company Capital One Financial—the fund’s largest holding on October 31—approximately doubled after the stock was added to the portfolio during the first half of the fiscal year.

The advisors’ above-benchmark exposure to consumer discretionary stocks proved rewarding throughout the year. During the first half, while stock prices were still falling, the fund profited from investments in some retailers that were well-positioned among cost-conscious consumers. With the spring rally under way, and consumers regaining some confidence, recreation-oriented companies posted strong gains. Top-ten holding Royal Caribbean Cruises, for example, benefited from signs that price-discounting pressure is starting to ease.

In Selected Value’s relatively concentrated portfolio of about 60 stocks, the performance of any single holding can have an outsized impact on the fund’s total return. This can be a plus: Propelled by rising gold prices, shares of Canadian mining company Yamana Gold

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Selected Value Fund	8.06%
Russell Midcap Value Index	6.59
Mid-Cap Value Funds Average[1]	6.35

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

more than doubled in value, making it one of the fund’s best-performing stocks (the company is not included in the all-U.S. benchmark index). On the other hand, the shortfalls are equally apparent in a small portfolio. Among the detractors were Hill-Rom Holdings (medical technologies), Omnicare (pharmaceutical services for long-term care facilities), and New York Community Bancorp.

For more information on the fund’s positioning and performance during the year, please see the Advisors’ Report that follows this letter.

In ten-year performance, the fund is ahead of the pack
Bolstered by especially strong results in fiscal year 2009, the Selected Value Fund has put some distance between its long-term performance and that of its comparative standards. For the ten years ended October 31, the fund’s 8.06% average annual return was more than a percentage point higher than the comparable returns of its benchmark index and peer-group average.

In a decade that included two major bear markets, the fund significantly outpaced the broad U.S. stock market, which was essentially flat. (The Dow Jones U.S. Total Stock Market Index returned 0.06% per year, on average.) It’s worth remembering, however, that the advisors’ focus on a small number of out-of-favor, medium-sized companies often produces results that differ meaningfully from those of the market as a whole.

A word on expenses
The fund’s expense ratio has risen over the past fiscal year. The explanation is threefold.

First, the fund’s average net assets, the asset base used in calculating the expense ratio, declined from the average level in the prior fiscal year. With a smaller denominator, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets.

Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Finally, Vanguard’s contracts with external advisors generally include an incentive-fee provision that is contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard Selected Value Fund’s incentive fee.

Timeless principles work well in today’s changeable markets

Over the last two years, stocks have taken investors on a roller-coaster ride. After soaring to record highs in October 2007, the U.S. stock market in 2008 suffered its worst calendar year since the 1930s, then turned around this past spring. Investors were given a strong dose of reality—not only by the volatile stock market but also by the demise of some major financial institutions and the persistence of the longest recession in seven decades.

What lessons did we learn? We were reminded of the value of some timeless investment principles—including diversification, balance, and taking a long-term view. Although diversification didn’t immunize investors from the market declines, it certainly insulated them from the worst of it. And patience is often rewarded: Many investors who did not panic and sell out as stocks sank have recovered a substantial share of their paper losses.

Now that the economy and the markets have pulled back from the brink, it’s a good time to reevaluate your long-term investment objectives, time frame, and risk tolerance, and to make sure your investments are appropriately diversified. Within such a portfolio, Vanguard Selected Value Fund—with its advisors’ disciplined, low-turnover strategy—can provide low-cost exposure to the potential opportunities associated with under-appreciated midsized companies.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 12, 2009

7

Advisors’ Report

For the fiscal year ended October 31, 2009, Vanguard Selected Value Fund returned 22.77%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 16, 2009.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Managers:
James P. Barrow, Founding Partner

Mark Giambrone, Partner

This past year has been an extremely volatile period for the equity markets. We began last November amid substantial fear about the depths of the economic downturn and a critical need for meaningful government intervention, which led to a substantial sell-off in the markets. The fiscal year ended with a growing belief that things have stabilized,

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	71	2,032	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/
			earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	25	710	Conducts fundamental research on the lowest price-
			to-tangible-book value companies. Research focuses
			on underlying quality of book value and assets, and
			on long-term earnings potential.
Cash Investments	4	109	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

8

liquidity is returning to the debt markets, and improvement may be on the horizon—all leading to a substantial recovery in the markets. We are pleased with our portfolio’s performance over this time frame, as it has substantially outperformed its benchmark.

As we noted earlier in the year, the dramatic sell-off created opportunities for us to invest in high-quality companies that we believed would not only weather the storm but would also recover significantly when they emerged on the other side. This approach led us to companies such as Capital One Financial, Newell Rubbermaid, Computer Sciences, and International Game Technology, whose performance benefited the portfolio. More recently we’ve found different opportunities in more stable, high-quality businesses that were left behind in the recent rally but that we believe represent tremendous value, such as insurer Chubb, food distributor Sysco, Fidelity National Financial, and PNC Financial Services Group.

We continue to be overweighted in sectors that have tremendous valuation potential and should achieve earnings stability or a meaningful rebound in earnings as the economy continues to stabilize, such as industrials, consumer discretionary, and health care. Our overweighted position in health care detracted from performance for the fiscal year because of concerns about potential health care reform in Washington. We think current valuations reflect a worst-case scenario and believe these valuations will lift once the outcome of the debate is clear in late 2009 or in 2010. While we have been underweighted in financials, we continue to find selective opportunities in the sector and our position is steadily increasing.

We continue to be underweighted in sectors where valuations don’t seem to be much favored by the current and future economic environment or where company fundamentals do not match our investment parameters. These include materials, telecommunication services, consumer staples, and information technology.

Donald Smith & Co., Inc.

Portfolio Managers: Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

At the end of October 2009, we continued to hold a concentrated portfolio of low price-to-tangible-book value stocks with attractive long-term earnings potential. As a group, the portfolio stocks were selling at 83% of tangible book value and 7.5 times our estimate of “normalized earnings,” which have been smoothed for the ups and downs of the economy and the business cycle. In contrast, the S&P 500 Index sells at about 345% of tangible book value and 14.8 times normalized earnings.

Our universe of low price-to-book value stocks has performed much better since the market hit bottom in March, and we are pleased that our portfolio returned more than its benchmark. Depressed cyclical industries, such as technology,

9

paper and paper products, retailers, and travel (airlines and cruise operators) have rebounded as economic prospects brightened.

Our top-performing stocks over the past year included apparel and home furnishings retailer Dillard’s, Yamana Gold, paper manufacturer Domtar, and three technology companies: Flextronics International, Micron Technology, and Semiconductor Manufacturing International. The two insurance companies whose book values had been hurt by temporary portfolio markdowns, CNA Financial and Unum Group, experienced substantial price appreciation as rebounding financial markets helped book values to recover. We added to our holdings of both companies earlier in the fiscal year.

We eliminated our positions in five stocks: Ashland, American Financial Group, Puget Energy, Qimonda, and Spansion. (Puget Energy was acquired by an investor group in February.) We scaled back our holdings in Flextronics International, Micron Technology, Pinnacle West Capital (which owns an Arizona utility and develops real estate), Royal Caribbean Cruises, and Yamana Gold. On the purchases side, we participated in a secondary offering of Transatlantic Holdings and then sold the stock after 23.5%

appreciation. We also added Aspen Insurance Holdings, Southwest Airlines, and Tesoro (an oil refiner and marketer) to the portfolio over the past year, all at discounts to tangible book value. In general, we sold stocks that had performed well and added to our positions in underperformers that met our investment criteria.

Our largest industry weightings at the fiscal year-end included insurance, technology, airlines, and utilities. As mentioned, the book values of insurance companies have rebounded substantially. CNA Financial, the largest holding in our portfolio, has seen tangible book value grow from about $20 per share last December to $35 per share as of September 30, a 75% appreciation. The stock was selling at $21.77 on October 31—only 62% of book value.

Overall, our portfolio remains attractively valued, though large moves in many of the stocks and in the overall market have made it more difficult to find new, attractively valued companies that meet our strict investment criteria. As opportunities emerge, however, our portfolio’s sizable allocation to cash will put us in a position to take advantage of them.

10

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	267,380,786	8,631,474	96.9%
Charles D. Ellis	256,520,935	19,491,324	92.9%
Emerson U. Fullwood	257,085,311	18,926,948	93.1%
Rajiv L. Gupta	266,612,131	9,400,128	96.6%
Amy Gutmann	267,915,925	8,096,335	97.1%
JoAnn Heffernan Heisen	266,998,335	9,013,925	96.7%
F. William McNabb III	267,044,346	8,967,914	96.8%
André F. Perold	256,971,735	19,040,525	93.1%
Alfred M. Rankin, Jr.	266,847,723	9,164,536	96.7%
Peter F. Volanakis	266,899,599	9,112,660	96.7%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Selected Value Fund	For	Abstain	Against	Non-Votes	For
2a	118,113,958	2,668,089	3,934,973	6,724,883	89.9%
2b	117,628,170	2,972,266	4,116,582	6,724,884	89.5%
2c	114,478,655	2,877,848	7,360,517	6,724,882	87.1%
2d	115,008,695	2,852,851	6,855,472	6,724,884	87.5%
2e	114,940,879	2,883,130	6,893,009	6,724,884	87.4%
2f	117,599,707	2,849,677	4,267,636	6,724,882	89.5%
2g	118,910,580	2,843,751	2,962,689	6,724,882	90.5%

11

Selected Value Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	64	549	4,310
Median Market Cap	$5.3B	$4.9B	$28.3B
Price/Earnings Ratio	40.2x	149.8x	30.3x
Price/Book Ratio	1.2x	1.4x	2.1x
Yield[3]	1.8%	2.3%	1.9%
Return on Equity	13.7%	12.0%	19.4%
Earnings Growth Rate	3.8%	1.0%	9.3%
Foreign Holdings	4.3%	0.0%	0.0%
Turnover Rate	30%	—	—
Expense Ratio[4]	0.45%	—	—
Short-Term Reserves	8.7%	—	—-

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16.3%	12.4%	10.0%
Consumer Staples	5.1	6.5	10.3
Energy	6.0	9.6	11.6
Financials	27.2	28.0	16.3
Health Care	9.0	4.2	11.9
Industrials	17.4	10.9	10.4
Information Technology	6.1	6.9	19.1
Materials	3.0	7.4	3.8
Telecommunication
Services	0.1	2.4	2.8
Utilities	9.8	11.7	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.92
Beta	0.82	1.01

Ten Largest Holdings[6] (% of total net assets)
Capital One
Financial Corp.	consumer finance	2.5%
Pinnacle West
Capital Corp.	electric utilities	2.3
Newell Rubbermaid Inc.	housewares and
	specialties	2.3
Eaton Corp.	industrial machinery	2.2
PNC Financial Services
Group Inc.	regional banks	2.2
Royal Caribbean	hotels, resorts, and
Cruises Ltd.	cruise lines	2.2
Stanley Works	industrial machinery	2.2
Computer Sciences Corp.	data processing and
	outsourced services	2.2
International Game
Technology	casinos and gaming	2.1
MDU Resources
Group Inc.	multi-utilities	2.0
Top Ten		22.2%

Investment Focus

1 Russell Midcap Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratio was 0.52%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

12

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $25,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $25,000
	One Year	Five Years	Ten Years	Investment
Selected Value Fund[1]	22.77%	2.92%	8.06%	$54,252
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	25,140
Russell Midcap Value Index	14.52	2.05	6.59	47,343
Mid-Cap Value Funds Average[2]	18.37	1.60	6.35	46,276

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.

13

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[1]	2/15/1996	3.05%	3.97%	8.02%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

14

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (87.4%)[1]
Consumer Discretionary (14.5%)
	Newell Rubbermaid Inc.	4,500,000	65,295
*	Royal Caribbean
	Cruises Ltd.	3,130,020	63,320
	International Game
	Technology	3,319,100	59,213
*	Hanesbrands Inc.	2,316,400	50,081
*	GameStop Corp. Class A	2,011,000	48,847
	Family Dollar Stores Inc.	1,476,700	41,791
	Advance Auto Parts Inc.	911,300	33,955
	Dillard’s Inc. Class A	2,451,900	33,395
	Service Corp.
	International	2,486,200	17,080
			412,977
Consumer Staples (4.2%)
	Sysco Corp.	1,648,400	43,600
	Reynolds American Inc.	794,000	38,493
	Lorillard Inc.	487,800	37,912
			120,005
Energy (5.1%)
	Murphy Oil Corp.	876,400	53,583
	Spectra Energy Corp.	1,575,700	30,127
	El Paso Corp.	2,628,600	25,787
	Overseas Shipholding
	Group Inc.	472,900	18,561
	Tesoro Corp.	1,090,600	15,421
			143,479
Financials (24.2%)
	Capital One Financial
	Corp.	1,955,900	71,585
	PNC Financial Services
	Group Inc.	1,297,212	63,485
	Annaly Capital
	Management Inc.	3,411,900	57,695
	Willis Group Holdings Ltd.	2,076,800	56,074
	Axis Capital Holdings Ltd.	1,746,900	50,468
*	CNA Financial Corp.	2,312,035	50,333
	Fidelity National
	Financial Inc. Class A	3,385,400	45,940

			Market
			Value•
		Shares	($000)
	Chubb Corp.	827,300	40,141
*	SLM Corp.	4,012,400	38,920
	Fifth Third Bancorp	3,756,400	33,582
	Unum Group	1,517,200	30,268
	New York Community
	Bancorp Inc.	2,764,500	29,829
	Validus Holdings Ltd.	1,114,173	28,188
	Ameriprise Financial Inc.	635,300	22,026
	People’s United
	Financial Inc.	1,335,897	21,414
	SunTrust Banks Inc.	1,039,500	19,865
	XL Capital Ltd. Class A	900,100	14,771
	American National
	Insurance Co.	140,326	11,716
	Aspen Insurance
	Holdings Ltd.	141,000	3,638
			689,938
Health Care (7.7%)
	Omnicare Inc.	2,378,900	51,551
	Quest Diagnostics Inc.	870,700	48,698
	Cardinal Health Inc.	1,315,500	37,281
	CIGNA Corp.	1,303,400	36,287
*	Coventry Health Care Inc.	1,807,600	35,845
*	CareFusion Corp.	457,750	10,240
			219,902
Industrials (15.5%)
	Eaton Corp.	1,058,600	63,992
	Stanley Works	1,395,700	63,128
	Goodrich Corp.	1,039,400	56,491
	L-3 Communications
	Holdings Inc.	654,700	47,328
	ITT Corp.	919,900	46,639
*	Air France-KLM ADR	2,952,913	45,180
	Ryder System Inc.	1,050,700	42,606
	SPX Corp.	540,400	28,522
	Avery Dennison Corp.	756,100	26,955
	Southwest Airlines Co.	2,603,371	21,868
			442,709

15

Selected Value Fund

			Market
			Value•
		Shares	($000)
Information Technology (4.8%)
*	Computer Sciences Corp.	1,237,800	62,769
*	Micron Technology Inc.	6,468,416	43,921
*	Flextronics International
	Ltd.	2,978,613	19,301
*	Semiconductor
	Manufacturing
	International Corp. ADR	4,626,200	11,195
			137,186
Materials (2.6%)
	Yamana Gold Inc.	3,588,100	38,213
*	Domtar Corp.	861,316	36,081
			74,294
Utilities (8.8%)
	Pinnacle West
	Capital Corp.	2,133,059	66,807
	MDU Resources
	Group Inc.	2,803,600	58,175
	Xcel Energy Inc.	2,853,900	53,825
	Centerpoint Energy Inc.	3,633,600	45,783
*	RRI Energy Inc.	2,846,200	15,000
	NV Energy Inc.	1,035,700	11,869
			251,459
Total Common Stocks
(Cost $2,552,324)			2,491,949
Temporary Cash Investments (12.5%)[1]
Money Market Fund (12.1%)
2	Vanguard Market Liquidity
	Fund, 0.225%	345,201,555	345,202

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
3,4	Fannie Mae
	Discount Notes,
	0.351%, 11/12/09	1,500	1,500
3,4	Fannie Mae
	Discount Notes,
	0.180%, 3/10/10	1,000	1,000
3,4	Freddie Mac
	Discount Notes,
	0.260%, 12/22/09	8,000	7,999
			10,499
Total Temporary Cash Investments
	(Cost $355,698)		355,701
	Total Investments (99.9%)
	(Cost $2,908,022)		2,847,650
Other Assets and Liabilities (0.1%)
	Other Assets		18,202
	Liabilities		(14,435)
			3,767
	Net Assets (100%)
Applicable to 192,964,917 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,851,417
	Net Asset Value Per Share		$14.78

At October 31, 2009, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		3,326,643
	Undistributed Net
	Investment Income		29,601
	Accumulated Net
	Realized Losses		(444,432)
	Unrealized Appreciation
	(Depreciation)
	Investment Securities		(60,372)
	Futures Contracts		(23)
	Net Assets		2,851,417

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 91.2% and 8.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $10,499,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	56,328
Interest[2]	1,979
Security Lending	275
Total Income	58,582
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,906
Performance Adjustment	1,085
The Vanguard Group—Note C
Management and Administrative	4,674
Marketing and Distribution	661
Custodian Fees	36
Auditing Fees	24
Shareholders’ Reports and Proxies	128
Trustees’ Fees and Expenses	5
Total Expenses	12,519
Expenses Paid Indirectly	(288)
Net Expenses	12,231
Net Investment Income	46,351
Realized Net Gain (Loss)
Investment Securities Sold	(257,146)
Futures Contracts	9,896
Foreign Currencies	144
Realized Net Gain (Loss)	(247,106)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	701,531
Futures Contracts	2,355
Change in Unrealized Appreciation (Depreciation)	703,886
Net Increase (Decrease) in Net Assets Resulting from Operations	503,131

1 Dividends are net of foreign withholding taxes of $33,000.
2 Interest income from an affiliated company of the fund was $1,869,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,351	82,975
Realized Net Gain (Loss)	(247,106)	(192,386)
Change in Unrealized Appreciation (Depreciation)	703,886	(1,518,492)
Net Increase (Decrease) in Net Assets Resulting from Operations	503,131	(1,627,903)
Distributions
Net Investment Income	(78,192)	(80,704)
Realized Capital Gain[1]	—	(338,084)
Total Distributions	(78,192)	(418,788)
Capital Share Transactions
Issued	465,114	428,618
Issued in Lieu of Cash Distributions	69,913	371,336
Redeemed[2]	(531,001)	(1,321,353)
Net Increase (Decrease) from Capital Share Transactions	4,026	(521,399)
Total Increase (Decrease)	428,965	(2,568,090)
Net Assets
Beginning of Period	2,422,452	4,990,542
End of Period[3]	2,851,417	2,422,452

1 Includes fiscal 2008 short-term gain distributions totaling $35,553,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2009 and 2008 of $297,000 and $1,028,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $29,601,000 and $61,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.48	$22.11	$21.38	$18.99	$16.76
Investment Operations
Net Investment Income	.254	.390[1]	.400	.350	.300
Net Realized and Unrealized Gain (Loss)
on Investments	2.463	(8.100)	1.700	3.180	2.190
Total from Investment Operations	2.717	(7.710)	2.100	3.530	2.490
Distributions
Dividends from Net Investment Income	(.417)	(.370)	(.320)	(.290)	(.260)
Distributions from Realized Capital Gains	—	(1.550)	(1.050)	(.850)	—
Total Distributions	(.417)	(1.920)	(1.370)	(1.140)	(.260)
Net Asset Value, End of Period	$14.78	$12.48	$22.11	$21.38	$18.99

Total Return[2]	22.77%	–37.79%	10.15%	19.38%	14.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,851	$2,422	$4,991	$4,326	$3,707
Ratio of Total Expenses to
Average Net Assets[3]	0.52%	0.38%	0.42%	0.45%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.21%	1.74%	1.75%	1.81%
Portfolio Turnover Rate	30%	23%	33%	37%	28%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, (0.03%), (0.02%), (0.05%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Selected Value Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before an increase of $1,085,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $609,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2009, these arrangements reduced the fund’s expenses by $288,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

21

Selected Value Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,491,949	—	—
Temporary Cash Investments	345,202	10,499	—
Futures Contracts—Liabilities[1]	(3,005)	—	—
Total	2,834,146	10,499	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	352	90,904	451
E-mini S&P 500 Index	December 2009	352	18,181	(474)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $144,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2009, the fund had $35,499,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $443,851,000 to offset future net capital gains of $194,512,000 through October 31, 2016, and $249,339,000 through October 31, 2017.

22

Selected Value Fund

At October 31, 2009, the cost of investment securities for tax purposes was $2,908,022,000. Net unrealized depreciation of investment securities for tax purposes was $60,372,000, consisting of unrealized gains of $388,438,000 on securities that had risen in value since their purchase and $448,810,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2009, the fund purchased $623,727,000 of investment securities and sold $745,625,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	36,852	24,952
Issued in Lieu of Cash Distributions	6,144	19,762
Redeemed	(44,143)	(76,343)
Net Increase (Decrease) in Shares Outstanding	(1,147)	(31,629)

J. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $66,651,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.77%	2.92%	8.06%
Returns After Taxes on Distributions	21.99	1.97	7.23
Returns After Taxes on Distributions and Sale of Fund Shares	15.25	2.43	6.85

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,220.48	$2.80
Hypothetical 5% Yearly Return	1,000.00	1,022.68	2.55

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q9340 122009

Vanguard Mid-Cap Growth Fund
Annual Report

October 31, 2009

> Vanguard Mid-Cap Growth Fund returned about 18% for the 12 months ended October 31, 2009.

> The fund’s return outpaced the average return for mid-cap growth funds but lagged behind the return of its benchmark, the Russell Midcap Growth Index.

> Holdings in the consumer discretionary and information technology sectors boosted fund returns.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Mid-Cap Growth Fund			VMGRX	17.70%
Russell Midcap Growth Index				22.48
Mid-Cap Growth Funds Average[1]				16.45

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$11.82	$13.86	$0.040	$0.000

1 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned about 18% for the fiscal year ended October 31, 2009. The fund trailed its benchmark, the Russell Midcap Growth Index, which returned about 22% for the period, but outperformed its peer group.

For the 12-month period, the majority of the fund’s returns came from two sectors: consumer discretionary and information technology. Meanwhile, industrials and health care weighed heavily on the portfolio. If you own shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns that appears later in this report.

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased,

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Mid-cap growth stocks make a strong comeback
The 12-month period covered in this report was an extremely volatile time for the U.S. markets. The period began amid a swift and steep decline in stock prices. In March, stocks rallied and the market began to rebound. Since the upswing began, mid-capitalization growth companies have been among those that have reaped the rewards, helping to lift the Mid-Cap Growth Fund to its return of about 18%.

Consumer discretionary stocks were among the fund’s main contributors to performance during the 12 months. Restaurants, hotels, and retailers saw their stocks spike as consumers tiptoed back into restaurants and shopping malls. The portfolio benefited from shoppers’

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Mid-Cap
		Growth Funds
	Fund	Average
Mid-Cap Growth Fund	0.61%	1.49%

1 The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

guarded optimism, with the sector contributing almost ten percentage points to the fund’s total return.

The fund also had strong returns in the information technology sector. Technology stocks gained as corporations seemed ready to resume spending on communications equipment, computer hardware, and computer software. In financials, the fund benefited from good stock selection, particularly in asset management firms and investment banks. These stocks rebounded sharply as asset prices began to rise.

Holdings in industrial and health care stocks were the portfolio’s biggest disappointments for the period. Poor stock selection in industrial conglomerates and professional services within the industrial sector weighed on fund returns. In the health care arena, biotechnology stocks in particular hindered results.

Long-term advantage was diminished, but not erased, by the downturn
When evaluating a fund, Vanguard encourages investors to look at long-term performance. Even the long-term track record of an investment can be distorted, for better or worse, by the most recent short-term results. Although the Mid-Cap Growth Fund delivered strong returns for the most recent 12-month period, the big losses that preceded this rebound have taken some of the shine off its long-term record.

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Mid-Cap Growth Fund	4.04%
Russell Midcap Growth Index	1.01
Mid-Cap Growth Funds Average[1]	–0.04

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Over the past decade, the Mid-Cap Growth Fund has returned an average of about 4%. Just two years ago, at the end of the 2007 fiscal year, the fund had returned about 13% in the nearly ten years since its inception. Although the fund’s long-term results have obviously been affected by the market’s recent downturn, Mid-Cap Growth has performed significantly better than both its benchmark and peer group over the past ten years.

We have confidence in the fund’s advisors and their approach to investing, and we believe that the fund will continue to produce competitive returns over the long term.

Keep your sights set on long-term goals
Although recent months have brought good news for both stock prices and investors, the hardships of the not-so-distant past won’t be easily forgotten, an all-too-vivid reminder of the market’s short-term unpredictability.

Uncertainty is the one thing that we can count on in the financial markets. Because of this, Vanguard encourages investors to put these timeless rules of investing into practice: Maintain a long-term perspective and stay focused on your future goals. By creating a well-balanced and diversified portfolio that is consistent with your long-term goals and tolerance for risk, you’ll have a much better chance of sticking to these guidelines.

We believe that the Mid-Cap Growth Fund, with its low costs and diversification across mid-cap growth companies, can play a valuable role in such a well-balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 13, 2009

Advisors’ Report

During the fiscal year ended October 31, 2009, Vanguard Mid-Cap Growth Fund returned about 18%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

These comments were prepared on November 17, 2009.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The 12 months ended October 31 stand in stark contrast to the prior 12-month period. The Russell Midcap Growth Index returned about 22% for the trailing year, after rallying swiftly from its March low. The crisis in confidence that ensued after the Lehman Brothers collapse in September 2008 led

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	49	598	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Chartwell Investment Partners, L.P.	48	592	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	3	39	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

to a freeze in consumer and business spending, which led to further compression in stock valuations and draconian earnings expectations.

The fourth quarter of 2008 and first quarter of 2009 proved to be the worst, as the economic decline slowed and eventually improved, primarily in response to the massive amounts of government stimulus. From a sector perspective, the market was led by materials (+34%), information technology (+33%), and consumer discretionary (+28%). Lagging the overall market were financials (+13%), industrials (+14%), and consumer staples (17%).

The crisis in confidence discussed above provided an excellent opportunity to initiate or increase positions in some great companies whose end markets were cyclically depressed late last year and into 2009. These opportunities were most prevalent in the consumer discretionary sector (e.g., Chipotle Mexican Grill and Dick’s Sporting Goods), but also existed in other sectors, such as financials (e.g., Affiliated Managers Group). These purchases most assuredly benefited absolute and relative performance over the year.

However, the portfolio did not participate fully in the market rally over the last eight months. Since the market inflection point, stocks that had underperformed during the downturn have rallied the most. Some of our stocks have been out of favor on a relative basis during this rally. The main area of relative weakness over the year was the industrials sector, where some of our business service companies, such as Stericycle and Iron Mountain, did not keep pace with their more cyclically oriented industrial peers.

We believe that after the market appreciation that took place over the last eight months, fundamentals are much more likely to drive stock prices going forward. Investors have begun to value stocks based on “normalized earnings”—that is, based on what profit margins and earnings are likely to be in a more normal economic environment. The risk is that the “more normal” economic environment doesn’t materialize. However, we believe opportunities remain across sectors.

One particular area of the portfolio that has seen a meaningful increase is the industrials sector. Broadly speaking, investors have not gravitated to this sector as much as to other sectors that tend to respond earlier in an economic recovery.

We remain focused on finding great companies with solid competitive positions at attractive valuations. We believe these companies will be the ones to gain market share coming out of this recession and the ones that should sustain above-average growth over the long term.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

History shows that the encore to a broad-based rally led by lower-quality issues is not “more of the same.” Eventually, almost inevitably, investors shift to traditional measures of fundamental strength and growth in making their decisions about capital allocation. That approach is at the core of our time-tested mid-cap growth investment process, and we think it will serve us well in the quarters and years ahead, just as it has in years past.

Cost control amid still-tepid revenues has supported profit margins and fueled a rally in public market valuations. This focus on cost control is evident in the continued weakness in national employment data. Capital and labor are two fundamental economic inputs, and it is clear that capital and profits are being protected at the expense of labor. We expect continued stability in corporate margins, but a sluggish recovery overall. Our stock selection is based on our expectation that enhanced incremental margins will drive superior investment performance as the year draws to a close and we look to further recovery in 2010.

For the 12-month period, stock selection was strong in utilities and consumer services and staples. Wireless telecommunication towers were the focus of our investments in utilities; they have benefited from the need to build out wireless networks and infrastructure. Apparel companies like Guess? and Warnaco Group have rebounded nicely from their March lows as consumers are slowly regaining their confidence. An underweight position in consumer staples added value as the markets recovered and investors sought riskier investments. Our largest consumer holding, Jarden Corp., a manufacturer of consumer lifestyle products, performed particularly well.

Two areas of the market that were down on a relative basis were health care and basic industry. Within health care, biotechnology was especially disappointing. Positive binary outcomes during drug development are essential to the industry, but several outcomes we were looking for in firms we owned never came to fruition. In basic industry, we owned Delta Air Lines early in the period when fuel prices dropped dramatically. Unfortunately, the downturn in the economy reduced demand for air travel to anemic levels, offsetting the advantage of the lower cost structure.

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	267,380,786	8,631,474	96.9%
Charles D. Ellis	256,520,935	19,491,324	92.9%
Emerson U. Fullwood	257,085,311	18,926,948	93.1%
Rajiv L. Gupta	266,612,131	9,400,128	96.6%
Amy Gutmann	267,915,925	8,096,335	97.1%
JoAnn Heffernan Heisen	266,998,335	9,013,925	96.7%
F. William McNabb III	267,044,346	8,967,914	96.8%
André F. Perold	256,971,735	19,040,525	93.1%
Alfred M. Rankin, Jr.	266,847,723	9,164,536	96.7%
Peter F. Volanakis	266,899,599	9,112,660	96.7%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs  and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mid-Cap Growth Fund
2a	50,179,185	1,280,718	785,675	3,731,050	89.6%
2b	50,037,011	1,379,505	829,062	3,731,050	89.4%
2c	49,744,486	1,308,553	1,192,540	3,731,049	88.9%
2d	49,777,611	1,296,706	1,171,263	3,731,049	88.9%
2e	49,989,988	1,283,678	971,913	3,731,049	89.3%
2f	50,058,640	1,304,161	882,777	3,731,050	89.4%
2g	50,154,056	1,343,157	748,367	3,731,049	89.6%

10

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	102	488	4,310
Median Market Cap	$3.6B	$5.4B	$28.3B
Price/Earnings Ratio	38.3x	37.6x	30.3x
Price/Book Ratio	2.7x	3.0x	2.1x
Yield[3]	0.0%	1.1%	1.9%
Return on Equity	17.7%	19.8%	19.4%
Earnings Growth Rate	13.6%	14.6%	9.3%
Foreign Holdings	1.4%	0.0%	0.0%
Turnover Rate	125%	—	—
Expense Ratio[4]	0.61%	—	—
Short-Term Reserves	1.3%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	23.5%	17.9%	10.0%
Consumer Staples	2.0	7.6	10.3
Energy	6.0	5.6	11.6
Financials	8.2	9.1	16.3
Health Care	11.5	13.5	11.9
Industrials	14.7	14.6	10.4
Information Technology	27.6	22.7	19.1
Materials	4.9	4.9	3.8
Telecommunication
Services	1.4	1.0	2.8
Utilities	0.2	3.1	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.93
Beta	0.87	1.02

Ten Largest Holdings[6] (% of total net assets)
Cognizant Technology	information
Solutions Corp. Class A	technology
	consulting and
	other services	2.3%
DeVry Inc.	education services	2.3
Alliance Data	data processing and
Systems Corp.	outsourced services	2.2
WMS Industries Inc.	casinos and gaming	2.2
Silicon Laboratories Inc.	semiconductors	1.9
O’Reilly Automotive Inc.	automotive retail	1.8
Mettler-Toledo	life sciences tools
International Inc.	and services	1.6
Fastenal Co.	trading companies
	and distributors	1.5
Chipotle Mexican Grill Inc.
Class B	restaurants	1.5
Dick’s Sporting Goods Inc.	specialty stores	1.5
Top Ten		18.8%

Investment Focus

1 Russell Midcap Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratio was 0.60%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Growth Fund[1]	17.70%	3.63%	4.04%	$14,865
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Russell Midcap Growth Index	22.48	2.22	1.01	11,055
Mid-Cap Growth Funds Average[2]	16.45	1.30	–0.04	9,965

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.

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Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Growth Fund[1]	12/31/1997	–0.79%	5.44%	5.25%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

13

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (22.8%)
	DeVry Inc.	506,320	27,994
*	WMS Industries Inc.	667,950	26,705
*	O’Reilly Automotive Inc.	588,725	21,948
*	Chipotle Mexican Grill Inc.
	Class B	230,900	18,451
*	Dick’s Sporting Goods Inc.	804,600	18,256
	Gentex Corp.	1,006,900	16,121
	Jarden Corp.	583,822	15,991
	Tiffany & Co.	384,074	15,090
*	Kohl’s Corp.	255,950	14,646
*	Bed Bath & Beyond Inc.	380,000	13,380
	Guess? Inc.	325,185	11,886
	Strayer Education Inc.	57,503	11,671
*	Warnaco Group Inc.	274,840	11,139
*	Education
	Management Corp.	399,300	8,785
	Ross Stores Inc.	192,650	8,479
*	Urban Outfitters Inc.	268,875	8,437
*	Bally Technologies Inc.	201,925	7,954
*	Gymboree Corp.	176,000	7,492
	Coach Inc.	223,550	7,370
*	CarMax Inc.	262,500	5,163
	Darden Restaurants Inc.	97,000	2,940
			279,898
Consumer Staples (1.8%)
	Church & Dwight Co. Inc.	164,700	9,368
	McCormick & Co. Inc.	188,900	6,614
*	Green Mountain Coffee
	Roasters Inc.	98,800	6,575
			22,557
Energy (5.8%)
*	Whiting Petroleum Corp.	263,875	14,883
*	Weatherford
	International Ltd.	755,800	13,249
*	Southwestern Energy Co.	282,400	12,307
	Cabot Oil & Gas Corp.	295,725	11,377
*	Newfield Exploration Co.	170,100	6,977

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	137,300	6,872
*	Denbury Resources Inc.	359,900	5,254
			70,919
Exchange-Traded Fund (0.4%)
2	Vanguard Mid-Cap ETF	82,700	4,497

Financials (7.6%)
*	Affiliated Managers
	Group Inc.	226,790	14,399
*	TD Ameritrade
	Holding Corp.	726,425	14,020
*	MSCI Inc. Class A	456,050	13,864
	XL Capital Ltd. Class A	840,050	13,785
	Greenhill & Co. Inc.	148,850	12,835
	HCC Insurance
	Holdings Inc.	452,800	11,950
	Invesco Ltd.	545,000	11,527
	TCF Financial Corp.	72,300	855
			93,235
Health Care (11.0%)
*	Mettler-Toledo
	International Inc.	203,750	19,866
*	Idexx Laboratories Inc.	287,702	14,707
*	Life Technologies Corp.	299,225	14,114
*	Zimmer Holdings Inc.	251,400	13,216
*	Illumina Inc.	379,230	12,173
*	Express Scripts Inc.	144,370	11,538
*	Alexion Pharmaceuticals Inc.	223,975	9,947
*	athenahealth Inc.	244,500	9,196
*	Henry Schein Inc.	168,695	8,912
*	United Therapeutics Corp.	151,500	6,445
	CR Bard Inc.	83,600	6,276
*	Myriad Genetics Inc.	207,060	5,027
*	Intuitive Surgical Inc.	12,270	3,023
			134,440
Industrials (14.1%)
	Fastenal Co.	537,507	18,544
*	Stericycle Inc.	288,390	15,103
	Robert Half
	International Inc.	580,300	13,463

14

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	MSC Industrial Direct Co.
	Class A	306,100	13,178
*	Iron Mountain Inc.	535,370	13,079
	Roper Industries Inc.	232,490	11,752
	Ingersoll-Rand PLC	350,325	11,067
*	Gardner Denver Inc.	254,100	9,125
	TransDigm Group Inc.	232,700	9,117
*	FTI Consulting Inc.	220,612	9,003
	Manpower Inc.	173,200	8,211
^	Ritchie Bros
	Auctioneers Inc.	374,200	8,202
*	McDermott
	International Inc.	367,750	8,175
	Precision Castparts Corp.	72,625	6,938
	JB Hunt Transport
	Services Inc.	227,840	6,849
	Goodrich Corp.	114,350	6,215
	CH Robinson
	Worldwide Inc.	101,595	5,599
			173,620
Information Technology (26.6%)
*	Cognizant Technology
	Solutions Corp. Class A	746,110	28,837
*,^	Alliance Data Systems Corp.	495,860	27,263
*	Silicon Laboratories Inc.	550,835	23,080
*	Activision Blizzard Inc.	1,645,978	17,826
*	McAfee Inc.	412,075	17,258
	Amphenol Corp. Class A	400,350	16,062
*	Sybase Inc.	334,000	13,213
*	Equinix Inc.	152,165	12,983
*	BMC Software Inc.	348,825	12,962
*	NetApp Inc.	468,145	12,663
*	Concur Technologies Inc.	343,557	12,244
*	Marvell Technology
	Group Ltd.	847,975	11,634
*	PMC - Sierra Inc.	1,268,252	10,806
*	Genpact Ltd.	876,600	10,440
*	F5 Networks Inc.	223,838	10,048
*	Trimble Navigation Ltd.	444,721	9,326
*	Micros Systems Inc.	326,072	8,778
*	Nice Systems Ltd. ADR	279,900	8,669
*	Broadcom Corp. Class A	324,300	8,630
*	Microsemi Corp.	646,675	8,607
*	ON Semiconductor Corp.	1,247,550	8,346
*	VistaPrint NV	161,100	8,224
*	Brocade Communications
	Systems Inc.	924,625	7,933
	Solera Holdings Inc.	231,700	7,465
*	Dolby
	Laboratories Inc. Class A	158,100	6,631
*	Nuance
	Communications Inc.	417,186	5,469
*	Juniper Networks Inc.	47,300	1,207
			326,604

		Market
		Value•
	Shares	($000)
Materials (4.6%)
Ecolab Inc.	368,910	16,217
Airgas Inc.	269,823	11,970
Greif Inc. Class A	191,500	10,249
Steel Dynamics Inc.	706,220	9,456
Ashland Inc.	260,135	8,985
		56,877
Telecommunication Services (1.4%)
* SBA Communications Corp.
Class A	610,000	17,208
Total Common Stocks
(Cost $1,007,409)		1,179,855
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.6%)
3,4 Vanguard Market
Liquidity Fund,
0.225%	57,142,890	57,143

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.5%)
5,6 Federal Home
Loan Bank Discount
Notes, 0.220%, 3/26/10	6,000	5,997
Total Temporary Cash Investments
(Cost $63,136)		63,140
Total Investments (101.2%)
(Cost $1,070,545)		1,242,995
Other Assets and Liabilities (–1.2%)
Other Assets		18,621
Liabilities[4]		(33,110)
		(14,489)
Net Assets (100%)
Applicable to 88,617,487 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,228,506
Net Asset Value Per Share		$13.86

Mid-Cap Growth Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,422,661
Overdistributed Net Investment Income	(223)
Accumulated Net Realized Losses	(364,857)
Unrealized Appreciation (Depreciation)
Investment Securities	172,450
Futures Contracts	(1,525)
Net Assets	1,228,506

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,172,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $11,741,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,997,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	6,085
Interest[1]	487
Security Lending	648
Total Income	7,220
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,334
Performance Adjustment	228
The Vanguard Group—Note C
Management and Administrative	2,874
Marketing and Distribution	294
Custodian Fees	22
Auditing Fees	24
Shareholders’ Reports and Proxies	85
Trustees’ Fees and Expenses	2
Total Expenses	5,863
Expenses Paid Indirectly	(162)
Net Expenses	5,701
Net Investment Income	1,519
Realized Net Gain (Loss)
Investment Securities Sold[1]	(163,812)
Futures Contracts	4,818
Realized Net Gain (Loss)	(158,994)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	329,039
Futures Contracts	4,442
Change in Unrealized Appreciation (Depreciation)	333,481
Net Increase (Decrease) in Net Assets Resulting from Operations	176,006

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $78,000, $442,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,519	2,371
Realized Net Gain (Loss)	(158,994)	(202,806)
Change in Unrealized Appreciation (Depreciation)	333,481	(366,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	176,006	(566,511)
Distributions
Net Investment Income	(2,949)	(2,868)
Realized Capital Gain[1]	—	(66,660)
Total Distributions	(2,949)	(69,528)
Capital Share Transactions
Issued	412,258	497,094
Issued in Lieu of Cash Distributions	2,849	67,456
Redeemed	(240,237)	(336,629)
Net Increase (Decrease) from Capital Share Transactions	174,870	227,921
Total Increase (Decrease)	347,927	(408,118)
Net Assets
Beginning of Period	880,579	1,288,697
End of Period[2]	1,228,506	880,579

1 Includes fiscal 2008 short-term gain distributions totaling $36,070,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($223,000) and $1,207,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.82	$20.90	$19.12	$16.58	$14.28
Investment Operations
Net Investment Income	.021[1]	.035	.044	.055	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.059	(8.024)	4.455	2.490	2.300
Total from Investment Operations	2.080	(7.989)	4.499	2.545	2.300
Distributions
Dividends from Net Investment Income	(.040)	(.045)	(.044)	(.005)	—
Distributions from Realized Capital Gains	—	(1.046)	(2.675)	—	—
Total Distributions	(.040)	(1.091)	(2.719)	(.005)	—
Net Asset Value, End of Period	$13.86	$11.82	$20.90	$19.12	$16.58

Total Return[2]	17.70%	–40.02%	26.39%	15.35%	16.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,229	$881	$1,289	$793	$562
Ratio of Total Expenses to
Average Net Assets[3]	0.60%	0.55%	0.56%	0.50%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.16%[1]	0.20%	0.27%	0.26%	0.01%
Portfolio Turnover Rate	125%	85%	70%	159%	80%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.03%, (0.04%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006-2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Mid-Cap Growth Fund

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $228,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $267,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2009, these arrangements reduced the fund’s expenses by $162,000 (an annual rate of 0.02% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,179,855	—	—
Temporary Cash Investments	57,143	5,997	—
Futures Contracts—Liabilities[1]	(908)	—	—
Total	1,236,090	5,997	—
1 Represents variation margin on the last day of the reporting period.

Mid-Cap Growth Fund

F. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	December 2009	65	21,365	(1,027)
E-mini S&P MidCap 400 Index	December 2009	105	6,903	(381)
E-mini NASDAQ 100 Index	December 2009	200	6,662	(117)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2009, the fund had $1,534,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $365,259,000 to offset future net capital gains of $205,366,000 through October 31, 2016, and $159,893,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $1,071,493,000. Net unrealized appreciation of investment securities for tax purposes was $171,502,000, consisting of unrealized gains of $189,963,000 on securities that had risen in value since their purchase and $18,461,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2009, the fund purchased $1,344,543,000 of investment securities and sold $1,149,184,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	34,005	29,689
Issued in Lieu of Cash Distributions	267	3,743
Redeemed	(20,163)	(20,573)
Net Increase (Decrease) in Shares Outstanding	14,109	12,859

J. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,949,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.70%	3.63%	4.04%
Returns After Taxes on Distributions	17.63	2.86	2.62
Returns After Taxes on Distributions and Sale of Fund Shares	11.56	3.06	2.96

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,144.51	$3.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.83	3.41

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.67%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3010 122009

Vanguard International Explorer™ Fund
Annual Report

October 31, 2009

> As global stock markets rallied, Vanguard International Explorer Fund returned almost 48% for the 2009 fiscal year and outpaced its comparative standards.

> Emerging markets led the rebound and contributed to the fund’s outperformance.

> For the decade ended October 31, 2009, the fund’s average annual return was more than 7%, putting it ahead of the comparable return of its benchmark index and the peer-group average by about 1 to 2 percentage points.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Results of Proxy Voting	11
Fund Profile	12
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Trustees Approve Advisory Agreements	32
Glossary	33

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard International Explorer Fund			VINEX	47.88%
S&P EPAC SmallCap Index[1]				42.42
International Small-Cap Funds Average[2]				43.73

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$9.52	$13.55	$0.356	$0.000

1 Standard & Poor’s Europe and Pacific SmallCap Index.
2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

After falling more steeply than U.S. stock markets during the severe 2008 bear market, international markets rallied even more robustly as aggressive and well-coordinated policy actions by many central banks helped to settle investors’ nerves. In this more favorable environment, Vanguard International Explorer Fund returned 47.88%, a few steps ahead of its benchmark (the Standard & Poor’s Europe and Pacific SmallCap Index) and peer group.

Favorable stock selections by the fund’s advisor, Schroder Investment Management North America Inc., boosted performance in most countries around the globe. And in a dramatic reversal of year-ago results, all ten business sectors notched double-digit gains, ranging from about 13% for the small utilities sector to about 76% for energy. U.S.-based investors in the fund benefited from the relative weakness of the U.S. dollar compared with the euro and Japanese yen, which lifted foreign-market returns when converted into dollars.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

A vicious bear marketquickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact,

2

have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround
In late 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. This widened the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	34.79%	–2.49%	7.58%
Russell 1000 Index (Large-caps)	11.20	–6.84	0.71
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, lifting their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

A tale of two markets: emerging and developed
During the first half of the fiscal year, many of the major developed countries— including the United Kingdom, France, Germany, and Japan—mirrored the performance of the United States: Their economies continued to contract and their stock markets posted losses. In contrast, emerging markets began rebounding earlier and more vigorously, helping to ignite the global rally that continued in the

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		International
		Small-Cap Funds
	Fund	Average
International Explorer Fund	0.42%	1.61%

1 The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratio was 0.45%.

The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

second half of the period. The International Explorer Fund advisor’s commitment to emerging markets (about 9% of the fund’s assets, on average, compared with about 4% in the benchmark index) boosted performance.

Often considered more fragile than those in the developed world, emerging-market economies—particularly China and India—weathered the financial crisis better than many countries with global banking centers, which suffered more from the unwinding of excessive leverage. Rising commodity prices—especially in the last six months—also gave a lift to resource-rich, export-dependent economies. And in April, developed countries agreed to increase the resources of the International Monetary Fund from $250 billion to $1 trillion—bolstering confidence in developing nations, which may tap IMF funds to shore up their economies.

China, representing about one-third of the fund’s emerging-market assets, on average, remained in the spotlight—not only for its still-healthy appetite for oil and other commodities but also for its economic success. The Chinese government responded aggressively to the global economic slowdown with an almost $600 billion program of infrastructure investment—adding heft to the world’s third-largest economy and creating demand for the raw materials and output of multinational companies. These investments helped the Chinese economy to

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
International Explorer Fund	7.70%
S&P EPAC SmallCap Index	6.31
International Small-Cap Funds Average[1]	5.69

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

grow in 2009, despite falling exports. This accomplishment helped China’s stock market, and the fund’s Chinese holdings, almost double for the fiscal year.

Another star performer was India, less dependent on exports than China but also benefiting from growing internal consumption. The fund’s Indian holdings returned more than 100%, as did those in Indonesia. Brazil, which is more sensitive to oil prices, was a comparative laggard: The fund’s Brazilian holdings advanced “only” about 67%, while those in Mexico lost value.

The fund’s European developed-market holdings anchored the portfolio, but represented a smaller share of total assets than last year. After a year of contraction, Germany and France reported modest economic growth for the April–June calendar quarter, seeming to turn the corner ahead of the United Kingdom (and the United States). Positive economic news and a return toward normalcy in the credit markets helped the fund’s European holdings post significant double-digit gains in all countries except Greece.

In the developed Pacific region, after more than a year of decline and many years of weakness, Japan’s economy—the world’s second-largest—also moved into the black for the calendar quarter ended in June. Even though the fund’s substantial holdings in Japan returned more than 37%, well above the index return in Japan, they were overshadowed by the fund’s other Pacific Rim holdings.

On a sector basis, the fund’s holdings posted double-digit gains in all sectors—and outpaced the benchmark in most sectors—led by energy. Niko Resources, the fund’s largest holding, gained almost 90%. This Canada-based oil and gas exploration company, which is not included in the benchmark index, is active in India, Pakistan, Indonesia, and elsewhere. And, in a turnabout from last year, stock selection among industrials and financials—the fund’s two largest sectors—notably boosted returns.

Advisor’s expertise and low costs kept fund ahead of the pack
Vanguard International Explorer Fund posted an average annual return of 7.70% for the decade ended October 31, ahead of its comparative standards. This is a tribute to Schroders’ disciplined approach to investing in smaller companies that appear to have superior growth prospects. And the fund’s low expense ratio helps shareholders keep more of the returns, a benefit that compounds over the years.

A word on expenses
The fund’s expense ratio has risen over the past fiscal year. The explanation is threefold. First, as the value of fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds' contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to

6

the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Finally, Vanguard’s contracts with external advisors generally include incentive-fee provisions and penalties that are contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard International Explorer Fund’s incentive fee.

Whether converging or decoupling, foreign stocks still have a role
After delivering superior returns for several years, international stocks were hit even harder than U.S. stocks by the most severe financial shock since the Great Depression. This led many investors to reconsider he merits of international investing and to retrench into U.S. assets. And it enlivened the debate between those who believe world markets are “converging” (becoming more similar in performance through the tronger linkages of trade, finance, and banking) and those who believe markets are “decoupling.”

Research does show that when there is a bear market in U.S. stocks, other countries also tend to experience bear markets. Correlations among international equity markets tend to rise noticeably during global financial crises. This was especially evident in the relatively weak first-half returns of many developed markets.

However, the diversification benefits of international investing usually become more apparent once financial crises subside—as we began to see in the second half of this fiscal year. That’s when the economic and financial performance of various countries can be expected to differ, reflecting the heterogeneous nature of national economies, capital-flow sensitivities, commodity-price exposures, and monetary and fiscal policies.

The significant volatility and divergent returns of global stock and bond markets over the past two years underscore the importance of maintaining a portfolio that is diversified and balanced across classes—including international equities—in line with your goals. With its focus on small-cap stocks, Vanguard International Explorer Fund can play an important role by providing low-cost exposure to some of the potentially fastest-growing companies outside the United States.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 13, 2009

7

Advisor’s Report

For the 12 months ended October 31, 2009, Vanguard International Explorer Fund returned 47.88%, compared with a return of 42.42% for its benchmark index, the Standard & Poor’s Europe and Pacific SmallCap Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment
The fiscal year ended October 31 was one of widely contrasting market conditions. The initial months were dominated by investor nervousness over the ramifications of the worldwide financial crisis as the global economy started to contract and policy makers struggled to provide sufficient monetary and fiscal stimulus.

The concerted cutting of interest rates to historically low levels, quantitative easing, and a range of fiscal packages proved very effective in restoring a measure of confidence to the credit and equity markets. Economic activity has stabilized, aided by an end to the aggressive reduction in inventory seen in the fourth calendar quarter of 2008 and first quarter of 2009 and a strong recovery in emerging economies.

For the period as a whole, international equities have staged dramatic recoveries, with returns enhanced for U.S. investors by strength in foreign currencies, most notably the euro. Small-cap equities have more than participated, generating a rise of about 43% in dollar terms. This represents a sharper recovery than for larger-cap stocks, which, as measured by the MSCI EAFE Index, rose nearly 28%. Indeed, smaller companies outperformed in every major sector and region.

Within the international small-cap arena, the outstanding region was Pacific ex Japan, which returned nearly 87%. Japan, which had been a resilient performer in the previous fiscal year, rose “only” about 27%. In sector terms, the key outperformers in the index were more cyclical areas such as energy, materials, and information technology, while consumer staples and utilities lagged.

Our successes and shortfalls
Approximately two-thirds of the value we added for the fiscal year came from stock selection in the United Kingdom and Japan. Our most notable success in the United Kingdom was in the energy sector (partly thanks to takeover offers for two of our holdings), with smaller contributions from stocks held in the consumer discretionary, financial, and health care sectors. In Japan, the key contributions came from more cyclical growth stocks in the consumer discretionary and industrial sectors. Part of this can be attributed to improved performance by these stocks in general as compared with the previous fiscal year, but it also reflected growing investor appreciation of cost-cutting measures by management, and exposure to the global recovery.

Our overweighted position in the Pacific ex Japan region was also successful, most notably in Hong Kong-listed Chinese stocks—which have benefited from the strong growth momentum in that market. Exposure in countries not represented in the index also augmented returns, including emerging markets (India, Indonesia, China, and Brazil) and Canada.

There have been relatively few shortfalls. Although stock selection was positive in continental Europe, performance was hampered by the fund’s overweighting of, and underperformance in, the utility sector. Another small headwind came from our underweighted stance in the United Kingdom, where increased risk tolerance has supported small-cap performance.

The fund’s positioning
Nagging doubts remain about the sustain- ability of the current recovery, including the indebtedness of the western consumer, the growing fiscal deficits of some Organization for Economic Cooperation and Development (OECD) economies, and the fragility of the global banking system. However, the short-term outlook appears sound as credit conditions are likely to remain accommodative and leading indicators look supportive. Equity valuations for small-cap companies are reasonable, and do not suggest investor euphoria. Although some central banks, such as those in Australia, Norway, and Brazil, have signaled a desire to tighten credit, they remain a distinct minority.

The fund has been overweighted in the Pacific ex Japan region throughout the period, although we reduced the portfolio’s exposure somewhat in the second half as a number of holdings reached our assessment of fair value. Although large-cap stocks in the region have closed the valuation discount to other developed markets, this is not true of small-caps. We remain focused on companies and sectors that are benefiting from strong growth in domestic demand generated by expansion in household incomes and the low but growing penetration of credit. We have used some of the proceeds from sales in the Pacific ex Japan region to add to our holdings in South America.

We remain cautious on Japan given the longer-term structural constraints, such as demographics, fiscal weakness, and intense competitive pressures from manufacturing upgrades elsewhere in Asia. However, better value has emerged following the market’s recent underperformance, and there are signs that recoveries in exports and industrial production are having some second-round effects on employment and consumer confidence.

We remain cautiously positioned in the United Kingdom, reflecting our continued concerns over the headwinds to domestic demand presented by high consumer indebtedness, a growing fiscal deficit, and rising unemployment. Small-cap valuations remain expensive relative to larger peers, and the challenge of raising new equity is likely to be a further depressant given continued constriction in access to credit. To a lesser extent, some of the same economic issues confront a number of regions and countries in continental Europe, and we remain underweighted in financial and consumer discretionary stocks across the area. We see better opportunities in the energy, information technology, and industrial sectors.

Matthew F. Dobbs
Head of Global Small Companies
Schroder Investment Management
North America Inc.

November 11, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	267,380,786	8,631,474	96.9%
Charles D. Ellis	256,520,935	19,491,324	92.9%
Emerson U. Fullwood	257,085,311	18,926,948	93.1%
Rajiv L. Gupta	266,612,131	9,400,128	96.6%
Amy Gutmann	267,915,925	8,096,335	97.1%
JoAnn Heffernan Heisen	266,998,335	9,013,925	96.7%
F. William McNabb III	267,044,346	8,967,914	96.8%
André F. Perold	256,971,735	19,040,525	93.1%
Alfred M. Rankin, Jr.	266,847,723	9,164,536	96.7%
Peter F. Volanakis	266,899,599	9,112,660	96.7%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Explorer Fund
2a	68,399,495	2,081,188	2,534,606	3,618,011	89.3%
2b	68,044,153	2,265,188	2,705,948	3,618,011	88.8%
2c	67,408,469	2,248,552	3,358,266	3,618,013	88.0%
2d	67,562,324	2,288,402	3,164,561	3,618,013	88.2%
2e	67,872,063	2,203,272	2,939,952	3,618,012	88.6%
2f	68,173,819	2,146,537	2,694,932	3,618,012	89.0%
2g	68,779,031	2,166,537	2,069,721	3,618,011	89.8%

International Explorer Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	243	3,002
Turnover Rate	52%	—
Expense Ratio[2]	0.42%	—
Short-Term Reserves	5.2%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12.3%	18.2%
Consumer Staples	4.5	5.6
Energy	9.0	4.3
Financials	14.6	19.1
Health Care	6.8	6.0
Industrials	28.8	24.1
Information Technology	9.3	9.1
Materials	10.0	9.9
Telecommunication Services	1.0	1.3
Utilities	3.7	2.4

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.98
Beta	0.97

Ten Largest Holdings[4] (% of total net assets)
Niko Resources Ltd.	oil & gas exploration
	& production	1.5%
Swedish Match AB	tobacco	1.3
Azimut Holding SPA	asset management
	& custody banks	1.2
Bilfinger Berger AG	construction &
	engineering	1.2
Rheinmetall AG	industrial
	conglomerates	1.1
Andritz AG	industrial machinery	1.1
Red Electrica Corp. SA	electric	1.1
Acino Holding AG	pharmaceuticals	1.1
Helvetia Holding AG	multi-line insurance	1.1
Fugro NV	oil & gas equipment
	& services	1.0
Total		11.7%

Allocation by Region (% of equity exposure)

1 S&P EPAC SmallCap Index.
2 The expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratio was 0.45%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 The holdings listed exclude any temporary cash investments and equity index products.

International Explorer Fund

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	13.6%	19.6%
Switzerland	10.1	7.5
Germany	7.7	6.5
France	6.4	9.6
Netherlands	4.0	2.7
Italy	3.7	3.7
Austria	2.7	0.4
Spain	2.1	4.1
Sweden	1.9	2.4
Denmark	1.3	0.8
Belgium	1.2	1.2
Other European Markets	2.3	5.3
Subtotal	57.0%	63.8%
Pacific
Japan	20.3%	21.4%
Australia	6.7	6.9
Hong Kong	2.3	2.4
Singapore	1.8	1.2
New Zealand	1.0	0.2
Subtotal	32.1%	32.1%
Emerging Markets
Brazil	2.3%	0.0
China	2.1	0.2
South Korea	1.1	3.9
India	1.0	0.0
Other Emerging Markets	2.8	0.0
Subtotal	9.3%	4.1%
North America
Canada	1.6%	0.0%

1 S&P EPAC SmallCap Index.

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $25,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $25,000
	One Year	Five Years	Ten Years	Investment
International Explorer Fund[1]	47.88%	7.71%	7.70%	$52,488
MSCI All Country World Index ex USA	34.79	7.58	3.95	36,834
S&P EPAC SmallCap Index	42.42	7.00	6.31	46,116
International Small-Cap Funds Average[2]	43.73	6.20	5.69	43,472

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[1]	11/4/1996	14.08%	8.72%	8.07%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.9%)
Australia (6.3%)
	Computershare Ltd.	1,751,935	17,009
	Sonic Healthcare Ltd.	1,199,408	14,974
*	Iluka Resources Ltd.	4,355,803	13,494
	Boral Ltd.	2,364,545	12,061
	Ansell Ltd.	1,275,078	11,781
	Amcor Ltd.	1,954,739	10,066
	Crane Group Ltd.	1,137,475	9,166
	Mirvac Group	6,534,377	8,556
*	James Hardie
	Industries NV	961,720	6,095
*,^	Elders Ltd.	34,497,331	5,658
*	Transpacific Industries
	Group Ltd.	4,210,630	5,630
^	Fairfax Media Ltd.	3,691,519	5,231
			119,721
Austria (2.5%)
	Andritz AG	370,000	20,376
	Kapsch TrafficCom AG	261,662	9,200
	Schoeller-Bleckmann
	Oilfield Equipment AG	162,000	7,551
	Rosenbauer
	International AG	160,000	6,187
	Oesterreichische Post AG	155,000	4,523
			47,837
Belgium (1.1%)
	Bekaert SA	70,000	9,003
	EVS Broadcast
	Equipment SA	85,500	6,287
	Telenet Group Holding NV	230,000	6,130
			21,420
Brazil (2.1%)
	Redecard SA	1,127,202	16,547
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	201,153	12,168
	Localiza Rent A CAR	1,116,938	11,698
			40,413

			Market
			Value•
		Shares	($000)
Canada (1.5%)
	Niko Resources Ltd.	356,816	28,887

China (2.0%)
*,^	China Taiping Insurance
	Holdings Co. Ltd.	2,704,000	9,530

	Lenovo Group Ltd.	9,728,000	5,416
	China Resources Gas
	Group Ltd.	5,244,195	5,075
*	Sohu.com Inc.	69,738	3,877
*,^	China Southern
	Airlines Co. Ltd.	13,214,000	3,844
	China Everbright Ltd.	1,354,000	3,192
	Shenzhen
	Expressway Co. Ltd.	5,442,000	2,612
	Citic Pacific Ltd.	864,000	2,227
*	Shanda Games Ltd. ADR	221,700	2,208
			37,981
Denmark (1.2%)
*	Topdanmark A/S	80,000	11,535
	TrygVesta AS	160,000	11,529
			23,064
Finland (0.3%)
	Elisa Oyj	260,000	5,035

France (6.0%)
^	Bourbon SA	460,000	19,131
*	Alten Ltd.	550,000	13,798
	Ipsen SA	260,000	13,247
	Saft Groupe SA	242,000	12,565
	Neopost SA	110,000	9,627
	Sword Group	250,000	8,663
	Rubis	78,439	7,201
	Virbac SA	73,000	6,869
*	Store Electronic	390,000	6,798
	IPSOS	200,000	6,124
*	Meetic	155,000	4,538

International Explorer Fund

			Market
			Value•
		Shares	($000)
*	SeLoger.com	105,800	3,705
*,^	Easydentic	104,133	1,082
^	Compagnie des Alpes	28,822	1,060
			114,408
Germany (7.2%)
	Bilfinger Berger AG	350,000	22,538
	Rheinmetall AG	400,000	21,743
	MTU Aero Engines
	Holding AG	390,000	17,722
	GFK SE	400,000	12,655
	Grenkeleasing AG	305,011	11,812
	Demag Cranes AG	320,000	11,090
	Wirecard AG	460,000	5,984
	Tognum AG	380,000	5,808
	Bauer AG	130,000	5,153
*	Morphosys AG	190,000	4,978
^	Hawesko Holding AG	154,339	4,314
*	Centrotherm
	Photovoltaics AG	70,000	3,195
	Tipp24 SE	66,719	2,718
*	United Internet AG	200,586	2,612
	Symrise AG	100,000	1,813
	Medion AG	167,081	1,752
*	XING AG	24,540	1,267
*	Air Berlin PLC	250,000	1,263
			138,417
Greece (0.6%)
	JUMBO SA	470,000	5,876
	Aegean Airlines SA	458,183	2,805
	Eurobank Properties Real
	Estate Investment Co.	160,000	2,013
			10,694
Hong Kong (2.1%)
	Lee & Man Paper
	Manufacturing Ltd.	4,538,000	8,950
	Kerry Properties Ltd.	1,257,500	7,012
	MTR Corp.	1,750,000	6,198
*,^	Dah Sing Banking
	Group Ltd.	4,030,000	5,587
^	Techtronic Industries Co.	5,643,500	4,533
*	Beijing Enterprises
	Water Group Ltd.	16,990,000	4,124
	Citic 1616 Holdings Ltd.	12,452,000	4,114
			40,518
India (1.0%)
*	Cairn India Ltd.	1,917,727	10,620
	Shriram Transport
	Finance Co. Ltd.	951,549	7,876
			18,496
Indonesia (0.6%)
	Bank Rakyat Indonesia	9,487,000	6,904
	Bank Central Asia Tbk PT	11,011,000	5,185
			12,089

			Market
			Value•
		Shares	($000)
Ireland (0.7%)
	DCC PLC	550,000	14,483

Italy (3.5%)
	Azimut Holding SPA	1,930,915	23,297
*	CIR-Compagnie Industriali
	Riunite SPA	8,500,000	19,126
	ACEA SPA	640,000	7,487
	Zignago Vetro SPA	1,200,000	6,966
*	Natuzzi SPA ADR	1,708,450	5,433
	Buzzi Unicem SPA	450,000	4,436
			66,745
Japan (19.1%)
	Musashi Seimitsu
	Industry Co. Ltd.	849,300	17,623
	Nabtesco Corp.	1,455,000	16,751
	Nifco Inc./Japan	691,500	14,151
	Obic Co. Ltd.	79,980	13,524
	Chugoku Marine
	Paints Ltd.	1,834,000	12,863
	Arcs Co. Ltd.	820,900	12,059
	Nippon Thompson
	Co. Ltd.	2,202,000	11,549
	Nichi-iko Pharmaceutical
	Co. Ltd.	374,400	11,137
	Miura Co. Ltd.	391,100	10,922
	Modec Inc.	542,300	10,776
	Tsuruha Holdings Inc.	266,800	10,399
	Trusco Nakayama Corp.	663,700	10,341
	Nitta Corp.	679,000	9,907
	HIS Co. Ltd.	448,400	9,637
	Tokai Tokyo
	Financial Holdings	2,941,000	9,531
^	Union Tool Co.	316,700	9,236
	Seven Bank Ltd.	3,633	8,875
	Shinmaywa Industries Ltd.	2,411,000	8,689
^	Moshi Moshi Hotline Inc.	469,900	8,538
^	Nihon Parkerizing Co. Ltd.	714,000	8,465
	Glory Ltd.	380,900	8,381
^	Takasago
	International Corp.	1,556,000	8,128
	Exedy Corp.	391,600	8,052
	Tsumura & Co.	218,300	7,512
	JSP Corp.	777,400	7,433
	Dowa Holdings Co., Ltd.	1,273,000	7,432
	Lintec Corp.	404,800	7,168
	Aica Kogyo Co. Ltd.	744,200	7,120
	Tsutsumi Jewelry Co. Ltd.	271,000	6,379
	Kuroda Electric Co. Ltd.	429,400	6,208
	NEC Networks & System
	Integration Corp.	509,900	6,196
	Daido Steel Co. Ltd.	1,819,000	6,191
^	Nidec Copal Corp.	374,700	5,618

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Nishimatsuya
	Chain Co. Ltd.	527,800	5,286
	Sumida Corp.	797,400	5,272
	Tokyo Tomin Bank Ltd.	343,900	5,014
	Hisaka Works Ltd.	459,000	4,803
	Nafco Co. Ltd.	215,300	4,053
*	Shinko Plantech Co. Ltd.	382,700	3,911
	Icom Inc.	160,900	3,885
	Koito Manufacturing
	Co. Ltd.	250,000	3,584
	Daihatsu Diesel
	Manufacturing Co. Ltd.	780,000	3,394
	Sumitomo Osaka
	Cement Co. Ltd.	1,604,000	2,810
	Fujikura Kasei Co. Ltd.	527,900	2,727
	DC Co. Ltd.	446,500	1,381
*	Minato Bank Ltd.	968,000	1,218
	Nishio Rent All Co. Ltd.	149,600	1,119
*	Dowa Mining Co. Ltd.
	Rights Exp. 1/29/10	731,000	219
	Ryosan Co. Ltd.	8,500	203
			365,670
Mexico (0.5%)
*	Desarrolladora Homex
	SAB de CV ADR	280,000	9,957

Netherlands (3.8%)
	Fugro NV	351,000	19,550
^	Ten Cate NV	732,000	17,137
	SBM Offshore NV	786,000	15,052
	Imtech NV	350,000	8,897
	Smit Internationale NV	80,000	6,289
*,^	Smartrac NV	240,000	4,149
	Exact Holding NV	44,875	1,237
			72,311
New Zealand (1.0%)
	Fletcher Building Ltd.	2,559,956	15,122
	Fisher & Paykel
	Healthcare Corp. Ltd.	1,445,403	3,203
			18,325
Norway (0.5%)
*,^	Pronova BioPharma AS	1,700,000	5,274
*	Dockwise Ltd.	3,486,780	5,129
			10,403
Philippines (0.8%)
	Semirara Mining Corp.
	Class A	10,814,500	8,998
	Aboitiz Equity
	Ventures Inc.	37,949,000	6,551
			15,549

			Market
			Value•
		Shares	($000)
Singapore (1.7%)
	Singapore Airport
	Terminal Services Ltd.	4,124,000	7,207
	Singapore Exchange Ltd.	1,024,000	5,803
^	Keppel Land Ltd.	2,783,000	5,535
	Wing Tai Holdings Ltd.	3,411,000	3,993
^	Olam International Ltd.	1,869,000	3,588
	SembCorp Industries Ltd.	1,500,000	3,534
	Suntec Real Estate
	Investment Trust	3,949,000	3,359
			33,019
South Korea (1.1%)
	Samsung SDI Co. Ltd.	47,706	5,446
	Doosan Infracore Co. Ltd.	380,300	5,412
	Hite Brewery Co. Ltd.	24,625	3,351
	Yuhan Corp.	20,100	3,237
	Daegu Bank	143,280	1,901
	Samsung C&T Corp.	28,674	1,167
			20,514
Spain (2.0%)
	Red Electrica Corp. SA	390,000	20,143
	Enagas	630,000	12,959
^	Laboratorios
	Farmaceuticos Rovi SA	313,000	3,537
*	Baron de Ley	28,461	1,381
			38,020
Sweden (1.8%)
	Swedish Match AB	1,200,000	24,628
	Saab AB Class B	700,000	9,190
	Mekonomen AB	5,356	104
			33,922
Switzerland (9.5%)
	Acino Holding AG	122,500	20,103
	Helvetia Holding AG	63,000	20,087
	Bank Sarasin & Cie AG
	Class B	470,000	18,715
	Banque Cantonale
	Vaudoise	41,000	15,443
	Sika AG	10,000	13,557
*	Dufry Group	208,645	13,179
	BKW FMB Energie AG	160,000	13,161
	Mobilezone Holding AG	1,300,000	9,986
	GAM Holding Ltd.	800,000	9,760
	Partners Group Holding AG	70,000	8,586
*	Gategroup Holding AG	300,000	7,914
	Bucher Industries AG	60,000	6,304
	Kuoni Reisen Holding AG	18,000	6,102
	Lonza Group AG	75,000	5,832
*,^	Temenos Group AG	180,000	4,108

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Valora Holding AG	17,000	4,053
	Gurit Holding AG	5,000	2,759
	Compagnie Financiere
	Tradition SA	17,790	2,206
			181,855
Taiwan (0.6%)
	Hung Poo Real Estate
	Development Corp.	2,807,000	4,050
*	Far Eastern
	International Bank	11,822,000	4,001
*	Tatung Co. Ltd.	15,131,000	3,333
			11,384
United Kingdom (12.8%)
	Carillion PLC	3,700,000	17,824
	Babcock
	International Group	1,375,000	13,651
*	Premier Oil PLC	670,504	12,928
	Ultra Electronics Holdings	500,000	10,793
	Meggitt PLC	2,600,000	10,410
	Wetherspoon (J.D.) PLC	1,300,000	9,798
	SIG PLC	4,214,212	8,201
*	Dechra
	Pharmaceuticals PLC	1,059,719	7,975
	Atkins WS PLC	825,000	7,630
*	Gulfsands Petroleum PLC	2,005,645	7,569
*	CSR PLC	1,006,976	7,350
	Wellstream Holdings PLC	800,000	6,701
	Homeserve PLC	239,076	6,327
	William Hill PLC	2,300,082	6,316
	Go-Ahead Group PLC	253,964	5,915
	Findel PLC	9,144,945	5,843
*	Inchcape PLC	12,000,000	5,755
	Booker Group PLC	7,440,022	5,438
*	Sports Direct
	International PLC	3,250,000	5,189
	Eco Animal
	Health Group PLC	1,478,568	5,175
	Paragon Group of
	Cos. PLC	2,099,762	4,988
	Informa PLC	1,000,000	4,797
	Investec PLC	600,000	4,283
	Millennium &
	Copthorne Hotels PLC	764,652	4,227
	QinetiQ Group PLC	1,527,498	4,105
	PV Crystalox Solar PLC	3,800,000	4,066
*	Leo Capital PLC	6,150,108	3,981
	Derwent London PLC	180,000	3,666
	HMV Group PLC	1,959,794	3,561

			Market
			Value•
		Shares	($000)
	Headlam Group PLC	597,569	3,035
	Telecom Plus PLC	600,000	3,000
	Nestor Healthcare
	Group PLC	3,520,445	2,741
	John Wood Group PLC	500,000	2,619
	Hunting PLC	300,000	2,577
	Speedy Hire PLC	4,250,668	2,524
	Future PLC	7,510,000	2,518
	National Express
	Group PLC	452,750	2,408
	RM PLC	1,000,000	2,395
*	Chrysalis Group PLC	1,400,000	2,332
	Forth Ports PLC	127,658	2,311
*	AEA Technology PLC	3,854,276	1,832
	Devro plc	838,646	1,655
	Provident Financial PLC	100,000	1,525
	Alexon Group PLC	2,259,341	1,520
	Helphire PLC	1,601,852	1,507
*	Punch Taverns PLC	1,000,000	1,360
	Record PLC	633,333	847
	Domino Printing Sciences	150,000	731
*	Pinnacle Staffing
	Group plc	723,983	36
*	I-Mate PLC	2,100,000	4
			243,939
Total Common Stocks
(Cost $1,631,303)			1,795,076
Temporary Cash Investment (7.2%)
Money Market Fund (7.2%)
1,2	Vanguard Market
	Liquidity Fund, 0.225%
	(Cost $137,929)	137,929,463	137,929
Total Investments (101.1%)
(Cost $1,769,232)			1,933,005
Other Assets and Liabilities (–1.1%)
Other Assets			38,257
Liabilities[2]			(59,780)
			(21,523)
Net Assets (100%)
Applicable to 141,109,571 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,911,482
Net Asset Value Per Share			$13.55

International Explorer Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,945,454
Undistributed Net Investment Income	19,402
Accumulated Net Realized Losses	(217,251)
Unrealized Appreciation (Depreciation)
Investment Securities	163,773
Foreign Currencies	104
Net Assets	1,911,482

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $36,718,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $39,691,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	30,871
Interest[2]	257
Security Lending	1,128
Total Income	32,256
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,956
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	2,126
Marketing and Distribution	287
Custodian Fees	239
Auditing Fees	29
Shareholders’ Reports and Proxies	67
Trustees’ Fees and Expenses	2
Total Expenses	5,706
Expenses Paid Indirectly	(57)
Net Expenses	5,649
Net Investment Income	26,607
Realized Net Gain (Loss)
Investment Securities Sold	(138,828)
Foreign Currencies	455
Realized Net Gain (Loss)	(138,373)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	623,405
Foreign Currencies	224
Change in Unrealized Appreciation (Depreciation)	623,629
Net Increase (Decrease) in Net Assets Resulting from Operations	511,863

1 Dividends are net of foreign withholding taxes of $2,333,000.
2 Interest income from an affiliated company of the fund was $257,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,607	56,946
Realized Net Gain (Loss)	(138,373)	(59,891)
Change in Unrealized Appreciation (Depreciation)	623,629	(1,472,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	511,863	(1,474,996)
Distributions
Net Investment Income	(37,635)	(79,257)
Realized Capital Gain[1]	—	(373,252)
Total Distributions	(37,635)	(452,509)
Capital Share Transactions
Issued	642,115	106,562
Issued in Lieu of Cash Distributions	32,939	396,475
Redeemed[2]	(317,000)	(748,736)
Net Increase (Decrease) from Capital Share Transactions	358,054	(245,699)
Total Increase (Decrease)	832,282	(2,173,204)
Net Assets
Beginning of Period	1,079,200	3,252,404
End of Period[3]	1,911,482	1,079,200

1 Includes fiscal 2008 short-term gain distributions totaling $36,430,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2009 and 2008 of $170,000 and $33,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $19,402,000 and $23,100,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.52	$24.70	$21.50	$17.99	$14.64
Investment Operations
Net Investment Income	.238	.470	.480	.520	.370
Net Realized and Unrealized Gain (Loss)
on Investments	4.148	(12.110)	4.950	4.740	3.510
Total from Investment Operations	4.386	(11.640)	5.430	5.260	3.880
Distributions
Dividends from Net Investment Income	(.356)	(.620)	(.580)	(.400)	(.240)
Distributions from Realized Capital Gains	—	(2.920)	(1.650)	(1.350)	(.290)
Total Distributions	(.356)	(3.540)	(2.230)	(1.750)	(.530)
Net Asset Value, End of Period	$13.55	$9.52	$24.70	$21.50	$17.99

Total Return[1]	47.88%	–53.80%	27.18%	31.31%	27.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,911	$1,079	$3,252	$2,668	$2,130
Ratio of Expenses to Average Net Assets[2]	0.45%	0.36%	0.35%	0.44%	0.50%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.59%	1.99%	2.56%	2.17%
Portfolio Turnover Rate	52%	29%	45%	32%	38%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.02%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

International Explorer Fund

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index. For the year ended October 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $386,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2009, these arrangements reduced the fund’s expenses by $57,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	90,776	1,704,296	4
Temporary Cash Investments	137,929	—	—
Total	228,705	1,704,296	4

International Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2008	—
Transfers into Level 3	4
Balance as of October 31, 2009	4

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $455,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. The fund’s realized losses for the year ended October 31, 2009, include $157,000 of capital gain tax paid on sales of Indian securities; this tax is treated as a decrease to taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $8,803,000 on the fund’s passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $7,032,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $4,126,000.

For tax purposes, at October 31, 2009, the fund had $27,573,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $216,126,000 to offset future net capital gains of $63,847,000 through October 31, 2016, and $152,279,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $1,774,886,000. Net unrealized appreciation of investment securities for tax purposes was $158,119,000, consisting of unrealized gains of $332,160,000 on securities that had risen in value since their purchase and $174,041,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2009, the fund purchased $893,711,000 of investment securities and sold $637,577,000 of investment securities, other than temporary cash investments.

International Explorer Fund

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	56,374	6,522
Issued in Lieu of Cash Distributions	3,608	22,249
Redeemed	(32,257)	(47,062)
Net Increase (Decrease) in Shares Outstanding	27,725	(18,291)

I. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $37,635,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $33,165,000 and foreign taxes paid of $2,293,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	47.88%	7.71%	7.70%
Returns After Taxes on Distributions	47.51	6.12	5.76
Returns After Taxes on Distributions and Sale of Fund Shares	32.10	6.57	5.94

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,372.85	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. and a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisor and the sub-advisor (collectively, Schroder) was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Schroder’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of Schroder. Schroder’s parent company, Schroders plc, has existed for more than 200 years and has investment management experience dating back to 1926. Schroder continues to employ a sound process, selecting attractive small-cap growth stocks from developed and emerging markets outside the United States. The Schroder International Smallcap Investment Committee is responsible for management of the fund. The Committee, composed of senior small-cap specialists, determines the country allocation of the fund. Stocks are selected by senior regional small-cap portfolio managers, using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists.

The board concluded that Schroder’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the performance results have been consistently competitive. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard, and the advisory fee is the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1260 122009

Vanguard High Dividend Yield
Index Fund Annual Report

October 31, 2009

> For the fiscal year ended October 31, 2009, Vanguard High Dividend Yield Index Fund returned about 3%, in line with the return of its benchmark index.

> The fund’s 30-day SEC yield for Investor Shares stood at 2.89% as of October 31, about 1 percentage point above a comparable yield measure for stocks in general.

> Positive returns in most of the fund’s sectors offset the disappointing returns from financial and utilities stocks.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	7
Fund Profile	8
Performance Summary	9
Financial Statements	11
Your Fund’s After-Tax Returns	26
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard High Dividend Yield Index Fund
Investor Shares			VHDYX	3.27%
ETF Shares[1]			VYM
Market Price				3.05
Net Asset Value				3.38
FTSE High Dividend Yield Index				3.39
Equity Income Funds Average[2]				9.22

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$14.20	$14.15	$0.448	$0.000
ETF Shares	35.84	35.70	1.177	0.000

1 These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The robust stock market turnaround that began in March 2009 has had a favorable impact on Vanguard High Dividend Yield Index Fund, although the fund’s holdings in the battered financial sector continued to weigh on performance. In contrast to its double-digit loss in fiscal 2008, the fund returned about 3% for the 12 months ended October 31, 2009.

The High Dividend Yield Index Fund’s return was in line with that of its benchmark. It trailed the average result of peer-group funds, many of which invest in assets other than stocks, in contrast to the Vanguard fund’s stock-only approach.

The 30-day SEC yield of the High Dividend Yield Index Fund Investor Shares stood at 2.89% as of October 31, above the 1.78% yield of the broad stock market, as measured by the 30-day SEC yield of Vanguard Total Stock Market Fund’s Investor Shares. The figures were lower than year-earlier yields (4.04% and 2.61%, respectively). The fiscal 2009 yields reflected the declines and suspensions of dividend payouts by financial and other firms that have been hard hit by the worldwide credit and economic crises. Indeed, Standard & Poor’s reported that in the three months ended September 30, 2009, 113 U.S. companies cut their dividends, the highest number since the third quarter of 1982.

2

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Equity
	Investor	ETF	Income Funds
	Shares	Shares	Average
High Dividend Yield Index Fund	0.35%	0.20%	1.34%

1 The fund expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.35% for Investor Shares and 0.20% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

A once dividend-rich sector seeks to conserve its cash
Just as a rising tide lifts all boats, a strong equity rally lifts all mutual funds. How high, however, depends on the composition of the fund—which is why the High Dividend Yield Index Fund returned about 3% compared with a broad-market return of about 11%.

Because the High Dividend Yield Index Fund tracks an index made up of stocks with higher-than-average yields, it has higher-than-average allocations to dividend-rich sectors, such as financials and utilities. Compared with a year earlier, when every sector of the fund’s portfolio experienced a double-digit decline, the only losses amid the latest fiscal year’s stock-market rally came from the fund’s holdings in those two sectors, particularly financials. A consequence of these heavy weightings is lower-than-average allocations in other sectors, such as information technology—the major beneficiary of the rally. Rather than pay out dividends, tech firms (with some notable exceptions) tend to reinvest their cash flow in their relatively fast-growing businesses.

The financial sector’s lagging response to the robust rally isn’t surprising, given the massive restructuring of several major U.S. financial institutions in the wake of the credit crisis and the added uncertainty it created for the entire financial system. In addition, in an effort to conserve cash to bolster their capital positions, many financial firms (60 in calendar 2009 through October, according to Standard and Poor’s) have decreased their dividend payouts, and others, such as Citigroup and CIT Group, actually suspended them.

Among the financial sector’s bright spots was JPMorgan Chase, which produced a small positive return (despite a cut in its quarterly dividend to $0.20 per share, from $1.52 per share). But this and the few other positive additions to return were overwhelmed by declines at other giant financial services companies and a variety of commercial banks.

The fund’s utilities stocks also generally sat out the rally, but most likely for a different reason: Utilities, which are highly regulated, typically have strong balance sheets, and the general market turnaround has been propelled by lower-quality, higher-risk nonfinancial stocks. In addition to technology stocks, the fund got a boost from its consumer holdings. In consumer staples, for example, the fund benefited from dividend increases from companies as varied as Altria Group, Clorox, and J.M. Smucker.

A lesson learned from a challenging time
The past year’s market tumult—a sharp decline followed by a strong rebound—has provided a powerful, unwelcome lesson in the critical importance of balance, diversification, and a commitment to a long-term plan. When the stock market tumbled in late 2008 and early 2009, the diversification benefits of a bond allocation became crystal clear.

5

For the six months through October 31, the stock market’s powerful rally has underscored the benefit of sticking with your long-term plan through the inevitable moments of anxiety and doubt.

Where do we go from here? Although it seems as if the worst is behind us, the financial markets’ short-term direction is impossible to forecast with accuracy. The best response to this uncertainty is, again, a plan based on reasonable long-term return and risk expectations that you can stick with through periods of market turmoil. For income-oriented investors, Vanguard High Dividend Yield Index Fund—with its goal of producing higher-than-average yields—can play an important role in such a plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 11, 2009

6

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	267,380,786	8,631,474	96.9%
Charles D. Ellis	256,520,935	19,491,324	92.9%
Emerson U. Fullwood	257,085,311	18,926,948	93.1%
Rajiv L. Gupta	266,612,131	9,400,128	96.6%
Amy Gutmann	267,915,925	8,096,335	97.1%
JoAnn Heffernan Heisen	266,998,335	9,013,925	96.7%
F. William McNabb III	267,044,346	8,967,914	96.8%
André F. Perold	256,971,735	19,040,525	93.1%
Alfred M. Rankin, Jr.	266,847,723	9,164,536	96.7%
Peter F. Volanakis	266,899,599	9,112,660	96.7%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
High Dividend Yield Index Fund
2a	9,529,547	160,226	274,988	1,995,668	79.68%
2b	9,520,166	165,010	279,583	1,995,670	79.60%
2c	9,435,768	164,649	364,344	1,995,668	78.89%
2d	9,471,230	166,034	327,496	1,995,669	79.19%
2e	9,475,168	162,755	326,839	1,995,668	79.22%
2f	9,502,950	173,550	288,259	1,995,670	79.45%
2g	9,544,182	166,840	253,738	1,995,669	79.80%

7

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	485	483	4,310
Median Market Cap	$42.6B	$42.6B	$28.3B
Price/Earnings Ratio	24.3x	24.6x	30.3x
Price/Book Ratio	1.8x	1.7x	2.1x
Yield[3]		3.2%	1.9%
Investor Shares	2.9%
ETF Shares	3.0%
Return on Equity	17.9%	17.8%	19.4%
Earnings Growth Rate	–1.8%	–1.9%	9.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.35%
ETF Shares	0.20%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.7%	7.8%	10.0%
Consumer Staples	11.1	11.2	10.3
Energy	7.4	7.4	11.6
Financials	23.6	23.4	16.3
Health Care	11.1	11.2	11.9
Industrials	13.9	14.0	10.4
Information Technology	5.2	5.0	19.1
Materials	4.8	4.8	3.8
Telecommunication
Services	6.4	6.4	2.8
Utilities	8.8	8.8	3.8

Ten Largest Holdings[5] (% of total net assets)

Johnson & Johnson	pharmaceuticals	4.0%
JPMorgan Chase & Co.	diversified financial
	services	4.0
Chevron Corp.	integrated oil
	and gas	3.8
AT&T Inc.	integrated
	telecommunication
	services	3.8
General Electric Co.	industrial
	conglomerates	3.7
Pfizer Inc.	pharmaceuticals	3.4
Wells Fargo & Co.	diversified banks	3.2
Bank of America Corp.	diversified financial
	services	3.1
Coca-Cola Co.	soft drinks	3.0
Intel Corp.	semiconductors	2.6
Top Ten		34.6%

Investment Focus

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund, annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.35% for Investor Shares and 0.20% for ETF Shares.
5 The holdings listed exclude any temporary cash investments and equity index products.
See the glossary of investment terms.

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2009		Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
High Dividend Yield Index Fund
Investor Shares[2]	3.27%	–8.40%	$7,717
Dow Jones U.S. Total Stock Market Index	11.34	–7.28	7,997
FTSE High Dividend Yield Index	3.39	–8.19	7,769
Equity Income Funds Average[3]	9.22	–7.09	8,047

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value[4]	3.38%	–7.96%	$7,814
Dow Jones U.S. Total Stock Market Index	11.34	–6.75	8,125
FTSE High Dividend Yield Index	3.39	–7.88	7,834

1 Performance for the fund and its comparative standards is calculated since the following inception dates: November 16, 2006, for Investor
Shares and November 10, 2006, for ETF Shares.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.
4 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’
market price was above or below the NAV.

9

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006–October 31, 2009
		Cumulative
		Since
	One Year	Inception
High Dividend Yield Index Fund ETF Shares Market Price	3.05%	–21.90%
High Dividend Yield Index Fund ETF Shares Net Asset Value	3.38	–21.86
FTSE High Dividend Yield Index	3.39	–21.66

Fiscal Year Total Returns (%): November 16, 2006–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[1]	11/16/2006	–9.15%	–7.70%
ETF Shares	11/10/2006
Market Price		–9.44	–7.30
Net Asset Value		–9.01	–7.25

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables for dividend and capital gains information.

10

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (7.7%)
McDonald’s Corp.	157,131	9,209
Home Depot Inc.	243,117	6,100
Johnson Controls Inc.	96,373	2,305
McGraw-Hill Cos. Inc.	45,728	1,316
VF Corp.	16,047	1,140
JC Penney Co. Inc.	33,954	1,125
Macy’s Inc.	60,489	1,063
CBS Corp. Class B	90,054	1,060
Nordstrom Inc.	31,229	992
Mattel Inc.	52,109	986
H&R Block Inc.	48,109	882
Fortune Brands Inc.	21,586	841
Harley-Davidson Inc.	33,522	835
Ltd Brands Inc.	46,380	816
Genuine Parts Co.	22,955	803
Starwood Hotels &
Resorts Worldwide Inc.	26,874	781
International Game
Technology	42,486	758
Whirlpool Corp.	10,584	758
Tiffany & Co.	17,855	702
Virgin Media Inc.	47,155	659
Garmin Ltd.	21,639	655
Darden Restaurants Inc.	20,077	609
Newell Rubbermaid Inc.	39,868	579
Hasbro Inc.	20,043	547
DR Horton Inc.	45,184	495
Wyndham Worldwide Corp.	25,714	438
Leggett & Platt Inc.	22,489	435
Abercrombie & Fitch Co.	12,647	415
Autoliv Inc.	12,252	411
Tupperware Brands Corp.	9,068	408
Black & Decker Corp.	8,635	408
American Eagle
Outfitters Inc.	22,160	388
Gannett Co. Inc.	33,467	329
Gentex Corp.	19,921	319

			Market
			Value•
		Shares	($000)
	Williams-Sonoma Inc.	15,330	288
	Choice Hotels
	International Inc.	8,747	261
	Lennar Corp. Class A	20,582	259
	Foot Locker Inc.	22,348	234
	Regal Entertainment Group
	Class A	18,367	232
	Jones Apparel Group Inc.	12,417	222
	Polaris Industries Inc.	4,719	199
	Brinker International Inc.	14,603	185
	Hillenbrand Inc.	9,033	180
	New York Times Co.
	Class A	21,024	168
	MDC Holdings Inc.	4,943	161
	Sotheby’s	9,599	152
	Eastman Kodak Co.	39,189	147
	Dillard’s Inc. Class A	10,075	137
	Pool Corp.	6,896	135
	Cooper Tire & Rubber Co.	8,512	130
*	OfficeMax Inc.	10,835	124
	Bob Evans Farms Inc.	4,427	116
	Ryland Group Inc.	6,253	116
	Cracker Barrel Old Country
	Store Inc.	3,201	106
	American Greetings Corp.
	Class A	5,200	106
	Meredith Corp.	3,860	104
	Penske Auto Group Inc.	6,474	101
	Barnes & Noble Inc.	6,081	101
	Buckle Inc.	3,303	99
	NutriSystem Inc.	4,534	98
	National CineMedia Inc.	5,975	96
	ArvinMeritor Inc.	10,724	84
	Harte-Hanks Inc.	6,784	80
	Liz Claiborne Inc.	13,607	78
	Cato Corp. Class A	3,962	78
	CKE Restaurants Inc.	7,815	68
	Modine Manufacturing Co.	6,398	66
	PEP Boys–
	Manny Moe & Jack	7,476	66

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Stage Stores Inc.	5,513	65
Brown Shoe Co. Inc.	6,118	63
Belo Corp. Class A	13,072	61
Cinemark Holdings Inc.	4,785	55
Ethan Allen Interiors Inc.	4,256	53
Sonic Automotive Inc.
Class A	5,700	51
Superior Industries
International Inc.	3,752	50
Big 5 Sporting Goods Corp.	3,185	47
Oxford Industries Inc.	2,381	46
Marcus Corp.	3,142	37
American Axle &
Manufacturing Holdings Inc.	5,981	36
Blyth Inc.	993	35
Ambassadors Group Inc.	2,751	35
Talbots Inc.	3,416	31
Bebe Stores Inc.	4,731	30
Christopher & Banks Corp.	4,778	29
Jackson Hewitt Tax
Service Inc.	3,895	19
Marine Products Corp.	1,716	8
		45,095
Consumer Staples (11.2%)
Coca-Cola Co.	333,350	17,771
Philip Morris
International Inc.	278,519	13,191
Kraft Foods Inc.	211,935	5,832
Altria Group Inc.	296,556	5,371
Kimberly-Clark Corp.	59,783	3,656
Sysco Corp.	84,835	2,244
Kellogg Co.	40,906	2,108
Avon Products Inc.	61,446	1,969
Lorillard Inc.	23,778	1,848
HJ Heinz Co.	45,374	1,826
Reynolds American Inc.	31,471	1,526
ConAgra Foods Inc.	63,651	1,337
Clorox Co.	19,923	1,180
Sara Lee Corp.	100,143	1,131
Hershey Co.	24,154	913
JM Smucker Co.	16,980	895
Pepsi Bottling Group Inc.	23,057	863
SUPERVALU Inc.	30,523	484
Nu Skin Enterprises Inc.
Class A	6,935	158
Universal Corp.	3,530	147
Lancaster Colony Corp.	2,991	145
Herbalife Ltd.	3,485	117
Lance Inc.	4,555	110
WD-40 Co.	2,403	76
Vector Group Ltd.	5,016	73
Weis Markets Inc.	1,535	54
		65,025

		Market
		Value•
	Shares	($000)
Energy (7.4%)
Chevron Corp.	288,628	22,092
ConocoPhillips	214,645	10,771
Marathon Oil Corp.	101,583	3,248
Spectra Energy Corp.	92,626	1,771
Valero Energy Corp.	81,025	1,466
Diamond Offshore
Drilling Inc.	9,960	949
Sunoco Inc.	16,931	521
Linn Energy LLC	17,299	424
Southern Union Co.	17,871	350
Patterson-UTI Energy Inc.	22,363	348
Tesoro Corp.	19,936	282
Nordic American
Tanker Shipping	6,003	170
Teekay Corp.	7,723	160
Holly Corp.	5,332	155
Overseas Shipholding
Group Inc.	3,875	152
Copano Energy LLC	7,728	132
Ship Finance
International Ltd.	8,262	94
Tsakos Energy
Navigation Ltd.	3,884	60
General Maritime Corp.	8,233	57
Knightsbridge Tankers Ltd.	2,402	30
Crosstex Energy Inc.	4,867	27
		43,259
Financials (23.4%)
Capital Markets (1.9%)
Bank of New York
Mellon Corp.	173,026	4,613
T Rowe Price Group Inc.	36,863	1,796
Ameriprise Financial Inc.	36,726	1,273
Invesco Ltd.	59,467	1,258
Legg Mason Inc.	23,219	676
Eaton Vance Corp.	16,812	477
Waddell &
Reed Financial Inc.	12,424	349
Federated Investors Inc.
Class B	11,188	294
Greenhill & Co. Inc.	3,062	264
SWS Group Inc.	3,931	53
GFI Group Inc.	8,613	44
Cohen & Steers Inc.	1,889	36
GAMCO Investors Inc.	753	32
Calamos Asset
Management Inc. Class A	2,862	30
BGC Partners Inc. Class A	5,529	27

Commercial Banks (7.3%)
Wells Fargo & Co.	670,362	18,448
US Bancorp	273,210	6,344

12

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
PNC Financial Services
Group Inc.	66,247	3,242
BB&T Corp.	98,923	2,365
SunTrust Banks Inc.	71,820	1,373
M&T Bank Corp.	16,983	1,067
Fifth Third Bancorp	114,508	1,024
Regions Financial Corp.	171,074	828
Keycorp	126,475	682
Comerica Inc.	21,611	600
Marshall & Ilsley Corp.	75,554	402
Cullen/Frost Bankers Inc.	8,508	398
Huntington Bancshares Inc.	103,303	394
Bank of Hawaii Corp.	6,880	305
City National Corp.	7,396	279
Valley National Bancorp	20,414	271
BancorpSouth Inc.	11,917	269
Zions Bancorporation	18,297	259
Associated Banc-Corp	18,136	232
FirstMerit Corp.	12,247	232
TCF Financial Corp.	18,542	219
Fulton Financial Corp.	25,047	207
Popular Inc.	92,250	199
Trustmark Corp.	8,365	159
Synovus Financial Corp.	69,241	154
MB Financial Inc.	7,336	131
Old National Bancorp	12,394	129
CVB Financial Corp.	15,140	121
Wilmington Trust Corp.	9,946	120
Park National Corp.	2,045	119
FNB Corp.	16,591	117
Umpqua Holdings Corp.	11,800	117
Glacier Bancorp Inc.	8,723	114
United Bankshares Inc.	6,160	110
Webster Financial Corp.	9,646	109
Whitney Holding Corp.	13,388	108
NBT Bancorp Inc.	4,869	106
National Penn
Bancshares Inc.	17,864	100
Community Bank
System Inc.	4,672	87
Chemical Financial Corp.	3,508	77
PacWest Bancorp	4,418	75
First Midwest Bancorp Inc.	7,023	73
First Financial Bancorp	5,622	71
City Holding Co.	2,313	71
Susquehanna
Bancshares Inc.	12,664	70
First Commonwealth
Financial Corp.	12,665	67
Sterling Bancshares Inc.	11,892	66
Independent Bank Corp.	3,114	66
S&T Bancorp Inc.	3,826	60
Community Trust
Bancorp Inc.	2,234	55

			Market
			Value•
		Shares	($000)
*	United Community
	Banks Inc.	13,351	54
	WesBanco Inc.	3,774	53
	Renasant Corp.	3,101	45
	Tompkins Financial Corp.	1,036	45
	Oriental Financial Group Inc.	3,559	38
	Washington Trust
	Bancorp Inc.	2,390	36
	First Busey Corp.	7,651	30
	First Community
	Bancshares Inc.	2,425	28
	Sandy Spring Bancorp Inc.	2,248	26
	First BanCorp/Puerto Rico	13,250	25
	Lakeland Bancorp Inc.	3,134	19
	First Merchants Corp.	2,924	18
^	UCBH Holdings Inc.	17,173	17
	Sterling Bancorp	2,482	17
	Peoples Bancorp Inc.	1,494	16
	Pacific Capital Bancorp NA	6,453	8
	Central Pacific
	Financial Corp.	4,295	6
*	Sterling Financial Corp.	7,128	6

	Consumer Finance (1.0%)
	American Express Co.	170,963	5,956
	Advance America Cash
	Advance Centers Inc.	8,781	44

	Diversified Financial Services (8.9%)
	JPMorgan Chase & Co.	561,681	23,461
	Bank of America Corp.	1,245,617	18,161
	Citigroup Inc.	2,174,207	8,893
	NYSE Euronext	37,435	968
	Financial Federal Corp.	3,616	74
	CIT Group Inc.	56,016	40
	Teton Advisors Inc. Class B	11	—

	Insurance (3.7%)
	Travelers Cos. Inc.	81,717	4,069
	MetLife Inc.	117,848	4,010
	Allstate Corp.	77,167	2,282
	Marsh &
	McLennan Cos. Inc.	75,234	1,765
	Hartford Financial
	Services Group Inc.	55,326	1,357
	Principal Financial
	Group Inc.	45,824	1,147
	Lincoln National Corp.	43,229	1,030
	XL Capital Ltd. Class A	49,271	808
	Willis Group Holdings Ltd.	24,056	649
	Cincinnati Financial Corp.	23,497	596
	Axis Capital Holdings Ltd.	20,367	588
	Fidelity National
	Financial Inc. Class A	33,506	455

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
First American Corp.	13,337	405
Old Republic
International Corp.	34,635	370
Arthur J Gallagher & Co.	14,427	322
Aspen Insurance
Holdings Ltd.	11,884	307
Endurance Specialty
Holdings Ltd.	8,244	297
Protective Life Corp.	12,415	239
Delphi Financial Group Inc.	6,805	148
Mercury General Corp.	3,864	141
Harleysville Group Inc.	3,914	123
Zenith National
Insurance Corp.	4,090	117
Erie Indemnity Co. Class A	2,922	103
Safety Insurance Group Inc. 2,204		74
Horace Mann
Educators Corp.	5,707	71
Phoenix Cos. Inc.	16,953	54
United Fire & Casualty Co.	2,802	49
FBL Financial Group Inc.
Class A	2,185	44
OneBeacon Insurance
Group Ltd. Class A	3,466	41
Baldwin & Lyons Inc.	1,281	29
Stewart Information
Services Corp.	1,732	15

Thrifts & Mortgage Finance (0.6%)
Hudson City Bancorp Inc.	74,930	985
People’s United
Financial Inc.	49,469	793
New York Community
Bancorp Inc.	49,556	535
First Niagara Financial
Group Inc.	27,121	348
Washington Federal Inc.	16,189	278
Astoria Financial Corp.	13,970	139
Capitol Federal Financial	3,178	96
Provident Financial
Services Inc.	8,516	91
Brookline Bancorp Inc.	8,370	82
Dime Community
Bancshares	5,108	56
Flushing Financial Corp.	4,283	48
Northwest Bancorp Inc.	2,072	46
Bank Mutual Corp.	3,308	23
		136,822
Health Care (11.1%)
Johnson & Johnson	399,476	23,589
Pfizer Inc.	1,159,584	19,748
Merck & Co. Inc.	304,395	9,415
Bristol-Myers Squibb Co.	283,105	6,172

			Market
			Value•
		Shares	($000)
	Eli Lilly & Co.	165,433	5,626
	Quality Systems Inc.	3,033	185
*	Brookdale Senior Living Inc.	8,539	144
	Landauer Inc.	1,377	71
	Computer Programs &
	Systems Inc.	773	33
			64,983
Industrials (13.9%)
	General Electric Co.	1,516,587	21,627
	3M Co.	100,639	7,404
	United Parcel Service Inc.
	Class B	101,114	5,428
	Boeing Co.	105,512	5,044
	Caterpillar Inc.	89,453	4,925
	Emerson Electric Co.	108,709	4,104
	Honeywell International Inc.	108,280	3,886
	Illinois Tool Works Inc.	71,892	3,301
	Deere & Co.	60,856	2,772
	Northrop Grumman Corp.	45,801	2,296
	Tyco International Ltd.	68,364	2,294
	Waste Management Inc.	71,319	2,131
	Ingersoll-Rand PLC	45,690	1,443
	Eaton Corp.	23,700	1,433
	Republic Services Inc.
	Class A	54,445	1,411
	Dover Corp.	26,776	1,009
*	Cooper Industries PLC
	Class A	24,008	929
	Rockwell Automation Inc.	20,374	834
	Pitney Bowes Inc.	29,888	732
	Textron Inc.	38,660	687
	Masco Corp.	51,833	609
	RR Donnelley & Sons Co.	29,520	593
	Avery Dennison Corp.	16,232	579
	Stanley Works	11,285	510
	Oshkosh Corp.	12,622	395
	Harsco Corp.	11,566	364
	Timken Co.	13,922	307
	Snap-On Inc.	8,283	303
	Hubbell Inc. Class B	7,021	299
	Graco Inc.	8,660	239
	Crane Co.	8,428	235
*	DryShips Inc.	36,828	222
	Watsco Inc.	3,964	203
	GATX Corp.	6,705	182
	Baldor Electric Co.	6,721	174
	Alexander & Baldwin Inc.	5,930	171
	HNI Corp.	6,303	166
	Briggs & Stratton Corp.	7,025	131
	Applied Industrial
	Technologies Inc.	6,094	123
	Healthcare Services
	Group Inc.	6,240	123

14

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Corporate Executive
	Board Co.	4,955	119
	Otter Tail Corp.	5,083	118
	Deluxe Corp.	7,307	104
	ABM Industries Inc.	5,433	102
	Mine Safety Appliances Co.	3,858	98
	Genco Shipping &
	Trading Ltd.	4,516	90
	Barnes Group Inc.	5,635	89
	Seaspan Corp.	9,695	84
	Aircastle Ltd.	8,555	68
	Knoll Inc.	6,885	68
	McGrath RentCorp	3,374	67
	Albany International Corp.	3,922	65
	Ennis Inc.	3,846	58
	Apogee Enterprises Inc.	3,970	53
	Steelcase Inc. Class A	8,538	49
	Kelly Services Inc. Class A	4,367	48
	Excel Maritime Carriers Ltd.
	Class A	8,348	47
	Federal Signal Corp.	7,039	43
	Eagle Bulk Shipping Inc.	8,839	42
	Bowne & Co. Inc.	5,315	35
	American Ecology Corp.	2,007	33
	TAL International Group Inc.	2,282	27
	Kimball International Inc.
	Class B	3,598	27
	CDI Corp.	2,082	25
	Courier Corp.	1,705	25
*	Vicor Corp.	3,363	23
	Horizon Lines Inc. Class A	3,496	18
	Sauer-Danfoss Inc.	2,201	16
			81,259
Information Technology (5.2%)
	Intel Corp.	800,804	15,303
	Automatic Data
	Processing Inc.	72,227	2,875
	Motorola Inc.	330,055	2,829
	Paychex Inc.	52,361	1,488
	Tyco Electronics Ltd.	65,943	1,401
	Analog Devices Inc.	41,771	1,071
	Seagate Technology	70,717	986
	Xilinx Inc.	39,802	866
	Linear Technology Corp.	31,815	823
	KLA-Tencor Corp.	24,313	790
	Microchip Technology Inc.	26,188	627
	Jabil Circuit Inc.	29,876	400
	Diebold Inc.	9,372	283
	Intersil Corp. Class A	17,714	222
	Molex Inc.	10,371	194
	Cognex Corp.	5,754	93
	United Online Inc.	9,085	73
	Technitrol Inc.	5,897	46

		Market
		Value•
	Shares	($000)
Methode Electronics Inc.	5,636	41
NAM TAI Electronics Inc.	5,258	29
Electro Rent Corp.	2,656	28
Agilysys Inc.	3,616	17
		30,485
Materials (4.8%)
EI du Pont de
Nemours & Co.	129,444	4,119
Dow Chemical Co.	164,656	3,866
Air Products &
Chemicals Inc.	30,330	2,339
Nucor Corp.	45,146	1,799
Alcoa Inc.	140,275	1,742
International Paper Co.	61,857	1,380
PPG Industries Inc.	23,805	1,343
Southern Copper Corp.	36,715	1,157
Weyerhaeuser Co.	30,167	1,096
Vulcan Materials Co.	17,823	820
United States Steel Corp.	20,634	712
Lubrizol Corp.	9,749	649
MeadWestvaco Corp.	24,592	561
Eastman Chemical Co.	10,445	549
Allegheny Technologies Inc.	14,032	433
International Flavors &
Fragrances Inc.	11,312	431
Steel Dynamics Inc.	30,848	413
Bemis Co. Inc.	15,588	403
Sonoco Products Co.	14,399	385
Ashland Inc.	10,678	369
Valspar Corp.	14,477	367
RPM International Inc.	18,592	328
Commercial Metals Co.	16,195	240
Temple-Inland Inc.	15,305	236
Cabot Corp.	9,358	205
Packaging Corp. of America	11,109	203
Huntsman Corp.	25,364	202
Greif Inc. Class A	3,487	187
Sensient Technologies Corp.	7,038	178
Olin Corp.	11,315	173
Carpenter Technology Corp.	6,475	136
Worthington Industries Inc.	11,342	125
Schweitzer-Mauduit
International Inc.	2,225	115
Titanium Metals Corp.	12,909	111
Arch Chemicals Inc.	3,562	99
Kaiser Aluminum Corp.	2,148	86
AMCOL International Corp.	3,294	86
Koppers Holdings Inc.	2,893	76
Glatfelter	6,563	69
A Schulman Inc.	3,790	66
Wausau Paper Corp.	6,889	60
Innophos Holdings Inc.	2,362	46
Spartech Corp.	4,415	42

15

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Ferro Corp.	6,194	38
Myers Industries Inc.	3,891	34
		28,074
Telecommunication Services (6.4%)
AT&T Inc.	855,372	21,957
Verizon
Communications Inc.	410,427	12,145
CenturyTel Inc.	42,527	1,380
Qwest Communications
International Inc.	248,189	891
Windstream Corp.	63,295	610
Frontier
Communications Corp.	44,851	322
NTELOS Holdings Corp.	4,601	69
Alaska Communications
Systems Group Inc.	6,508	51
Iowa Telecommunications
Services Inc.	3,454	41
		37,466
Utilities (8.8%)
Exelon Corp.	95,021	4,462
Southern Co.	114,615	3,575
Duke Energy Corp.	186,700	2,954
Dominion Resources Inc.	84,941	2,896
FPL Group Inc.	58,815	2,888
PG&E Corp.	53,370	2,182
Public Service Enterprise
Group Inc.	73,223	2,182
Entergy Corp.	28,236	2,166
FirstEnergy Corp.	43,885	1,899
Sempra Energy	35,078	1,805
Consolidated Edison Inc.	39,397	1,603
PPL Corp.	54,143	1,594
Progress Energy Inc.	40,177	1,508
Edison International	46,910	1,493
Xcel Energy Inc.	65,605	1,237
Constellation Energy
Group Inc.	28,835	892
DTE Energy Co.	23,571	872
Ameren Corp.	33,621	818
EQT Corp.	18,681	782
Centerpoint Energy Inc.	52,610	663
SCANA Corp.	17,640	597
Northeast Utilities	25,215	581
MDU Resources Group Inc.	26,487	550
Oneok Inc.	15,162	549
National Fuel Gas Co.	11,566	524
NiSource Inc.	39,429	509
Pepco Holdings Inc.	31,817	475
NSTAR	15,271	473
OGE Energy Corp.	13,829	459
Pinnacle West Capital Corp.	14,490	454
TECO Energy Inc.	30,629	439
Alliant Energy Corp.	15,884	422

		Market
		Value•
	Shares	($000)
AGL Resources Inc.	11,054	386
Integrys Energy Group Inc.	10,969	379
UGI Corp.	15,500	370
Atmos Energy Corp.	13,131	366
American Water
Works Co. Inc.	18,925	359
Great Plains Energy Inc.	19,490	337
DPL Inc.	12,613	320
Westar Energy Inc.	15,631	299
Vectren Corp.	11,736	264
Piedmont Natural
Gas Co. Inc.	10,527	245
Nicor Inc.	6,508	241
WGL Holdings Inc.	7,258	240
Hawaiian Electric
Industries Inc.	13,309	238
Cleco Corp.	8,611	213
New Jersey Resources Corp.	6,022	212
Portland General Electric Co.	10,755	200
IDACORP Inc.	6,867	193
Allete Inc.	4,861	165
Southwest Gas Corp.	6,341	158
Northwest Natural Gas Co.	3,781	158
South Jersey Industries Inc.	4,243	150
Avista Corp.	7,767	147
Unisource Energy Corp.	5,074	147
Black Hills Corp.	5,534	135
PNM Resources Inc.	12,256	131
NorthWestern Corp.	5,086	123
UIL Holdings Corp.	4,288	110
CH Energy Group Inc.	2,263	94
Empire District Electric Co.	4,941	89
American States Water Co.	2,595	86
Central Vermont Public
Service Corp.	1,788	35
		51,093
Total Common Stocks
(Cost $608,349)		583,561
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2 Vanguard Market
Liquidity Fund, 0.225%
(Cost $15)	15,202	15
Total Investments (99.9%)
(Cost $608,364)		583,576
Other Assets and Liabilities (0.1%)
Other Assets		1,606
Liabilities[2]		(748)
		858
Net Assets (100%)		584,434

16

High Dividend Yield Index Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	632,536
Undistributed Net Investment Income	1,384
Accumulated Net Realized Losses	(24,698)
Unrealized Appreciation (Depreciation)	(24,788)
Net Assets	584,434

Investor Shares—Net Assets
Applicable to 10,922,952 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	154,529
Net Asset Value Per Share—
Investor Shares	$14.15

ETF Shares—Net Assets
Applicable to 12,042,539 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	429,905
Net Asset Value Per Share—
ETF Shares	$35.70

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $15,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends	15,722
Interest[1]	6
Security Lending	322
Total Income	16,050
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—Investor Shares	280
Management and Administrative—ETF Shares	294
Marketing and Distribution—Investor Shares	27
Marketing and Distribution—ETF Shares	77
Custodian Fees	159
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	13
Shareholders’ Reports and Proxies—ETF Shares	41
Trustees’ Fees and Expenses	1
Total Expenses	972
Net Investment Income	15,078
Realized Net Gain (Loss) on Investment Securities Sold	(17,744)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	47,491
Net Increase (Decrease) in Net Assets Resulting from Operations	44,825
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,078	6,564
Realized Net Gain (Loss)	(17,744)	213
Change in Unrealized Appreciation (Depreciation)	47,491	(79,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,825	(72,256)
Distributions
Net Investment Income
Investor Shares	(3,790)	(2,229)
ETF Shares	(10,670)	(3,969)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(14,460)	(6,198)
Capital Share Transactions
Investor Shares	70,562	39,000
ETF Shares	244,830	96,649
Net Increase (Decrease) from Capital Share Transactions	315,392	135,649
Total Increase (Decrease)	345,757	57,195
Net Assets
Beginning of Period	238,677	181,482
End of Period[1]	584,434	238,677
1 Net Assets—End of Period includes undistributed net investment income of $1,384,000 and $766,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
			Nov. 16,
	Year Ended		2006[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	(.070)	(7.409)	1.477
Total from Investment Operations	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$14.15	$14.20	$21.61

Total Return[3]	3.27%	–32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$155	$77	$67
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
			Nov. 10,
	Year Ended		2006[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	(.198)	(18.703)	4.190
Total from Investment Operations	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$35.70	$35.84	$54.55

Total Return	3.38%	–32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$430	$161	$115
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

22

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized $966,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $1,671,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $22,973,000 to offset future net capital gains of $609,000 through October 31, 2015, $5,260,000 through October 31, 2016, and $17,104,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $610,089,000. Net unrealized depreciation of investment securities for tax purposes was $26,513,000, consisting of unrealized gains of $32,301,000 on securities that had risen in value since their purchase and $58,814,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $406,308,000 of investment securities and sold $91,202,000 of investment securities, other than temporary cash investments.

23

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	110,481	8,716	67,493	3,933
Issued in Lieu of Cash Distributions	2,942	234	1,869	102
Redeemed	(42,861)	(3,473)	(30,362)	(1,681)
Net Increase (Decrease)—Investor Shares	70,562	5,477	39,000	2,354
ETF Shares
Issued	256,834	7,940	145,520	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,004)	(400)	(48,871)	(1,000)
Net Increase (Decrease)—ETF Shares	244,830	7,540	96,649	2,400

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,460,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares[1]
Periods Ended October 31, 2009
	One	Since
	Year	Inception[2]
Returns Before Taxes	3.27%	–8.40%
Returns After Taxes on Distributions	2.72	–8.80
Returns After Taxes on Distributions and Sale of Fund Shares	2.72	–7.00

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 November 16, 2006.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,201.34	$1.94
ETF Shares	1,000.00	1,202.05	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
ETF Shares	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
“FTSE®” is a trademark jointly owned by the London	To find out more about this public service, call the SEC
Stock Exchange plc and The Financial Times Limited	at 202-551-8090. Information about your fund is also
and is used by FTSE International Limited under license.	available on the SEC’s website, and you can receive
The FTSE High Dividend Yield Index is calculated by	copies of this information, for a fee, by sending a
FTSE International Limited. FTSE International Limited	request in either of two ways: via e-mail addressed to
does not sponsor, endorse, or promote the fund; is not	publicinfo@sec.gov or via regular mail addressed to the
in any way connected to it; and does not accept any	Public Reference Section, Securities and Exchange
liability in relation to its issue, operation, and trading.	Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6230 122009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $100,000
Fiscal Year Ended October 31, 2008: $100,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2009: $3,354,640
Fiscal Year Ended October 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $876,210
Fiscal Year Ended October 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2009

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.